UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-09032
STI Classic Variable Trust

(Exact name of registrant as specified in charter)

BISYS Fund Services, 3435 Stelzer Road Columbus, Ohio	43219

(Address of principal executive offices)	(Zip code)
BISYS Fund Services, 3435 Stelzer Road Columbus, Ohio 43219

(Name and address of agent for service)
Registrant’s telephone number, including area code: 614-470-8000
Date of fiscal year end: 12/31
Date of reporting period: 12/31/06

Item 1. Reports to Stockholders.

2006 Annul Report
STI Classic Variable Trust
December 31, 2006

STI CLASSIC VARIABLE TRUST December 31, 2006
Past performance does not guarantee future results.
The following information and opinions are for general information only. STI Classic Variable Trust and Trusco Capital Management, Inc. do not assume liability for any loss which may result from the reliance by any person upon such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security, or as offering individual or personalized investment advice.
This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the STI Classic Variable Trust can be found in the fund’s prospectus. To obtain more information, call 1-888-STI-FUND. Please read the prospectus carefully before investing.
STI Classic Variable Trust is distributed by BISYS Fund Services Limited Partnership, which is not affiliated with Trusco Capital Management, Inc.

LETTER TO SHAREHOLDERS
STI CLASSIC VARIABLE TRUST December 31, 2006
Dear STI Classic Variable Trust Shareholders,
The equity markets scaled a wall of worry to post healthy gains in the fourth quarter and above average returns in 2006. The S&P 500 gained 6.70% including dividends in the final quarter and finished the year with a total return of 15.79%. The fixed-income markets also enjoyed a positive year, with the Lehman Brothers Aggregate Bond Index up 1.24% in the final quarter and 4.33% for the full year.
2006 began with significant economic and financial concerns that comprised the wall of worry. Economic momentum faded after the post-Katrina rebound, and was compounded by signs of an end to the multiyear housing boom. Expectations of slower growth dampened prospects for corporate profits growth. Energy prices remained stubbornly high, and key inflation gauges were above the Federal Reserve’s unofficial comfort zone of 1-2%. The Federal Reserve, worrying about inflation, wanted to slow economic growth and continued to raise short-term interest rates from the 1% low in June 2004 with no hints of stopping. Bond yields also moved higher, but not as fast as short-term rates, so that short-term yields moved above long-term yields: an inverted yield curve. An important support for the equity market, especially Large-Caps, was the reasonable valuation level relative to bond yields, inflation, and history. The S&P 500 drifted in a trading range in the first half of the year, while bond returns fell.
Two significant events occurred during the summer months that eased, but did not eliminate market jitters. First, the Fed shifted its interest rate policy to neutral. Fed Chairman Ben Bernanke, in his mid-year economic report, told Congress that growth would likely slow enough to eventually ease inflation pressures, and that the Fed would delay additional rate hikes to monitor progress. The second important development was a sharp drop in crude oil and gasoline prices.
These two developments spurred investor confidence, and the S&P 500 rose 12.7% in the second half of the year. For all of 2006, Mid-Cap equity performance was roughly even with Large-Caps, while Small-Caps enjoyed another year of relative outperformance, with the Russell 2000 up 18.4%. Further strength in Energy stocks helped the Value style outperform Growth for the year. International stocks continued to outperform due in part to the weaker value of the U.S. dollar, and the MSCI EAFE equity index gained 26.9%.
Nervous bond investors cheered the decision by the Fed to stop raising interest rates and were further heartened by the decline in oil prices, which reduced second half inflation pressures. Mortgage securities outperformed in the investment grade credit arena, and High Yield securities returned nearly 12%.
Our outlook for 2007 is generally positive, but there are some concerns and potential risks; another wall of worry. Recession risks remain, but we believe they are still relatively low, especially given the late-year economic spurt. Inflation progress could stall, particularly if the dollar remains under downward pressure, which would delay Fed ease and potentially prompt future rate increases.
We detect enough economic momentum to sustain growth, but the pace is likely to be below average for much of the year. Job growth will be the key driver of consumer incomes and spending, though there may be additional discretionary dollars if oil prices retreat further. Corporate profits growth should slow in this environment to the mid-single-digits. Inflation is likely to move back within the Fed’s comfort zone, allowing for the possibility of rate cuts later in the year. This setting can be favorable for the equity markets in 2007, and we believe bonds will also generate positive, though lower returns, if yields remain range-bound as we expect.

We are pleased to announce that Ashi S. Parikh joined Trusco Capital Management in the fourth quarter as Executive Vice President and Chief Investment Officer of Equities. Mr. Parikh brings 15 years of financial services experience to Trusco, with the vast majority focused on equity portfolio management and research. The portfolios he has managed have a top-quartile, risk-adjusted performance track record over a 10-year period. Mr. Parikh earned his MBA from The Harvard Business School, and graduated summa cum laude with a Bachelor of Science degree in economics from Ohio State University.
We close this letter with thanks to you, our valued clients. We very much appreciate your support and confidence over the years, and will strive to earn that trust again in 2007 and the years to follow.
Sincerely,

David H. Eidson	Ashi S. Parikh
Chairman and CEO	Executive Vice President
Chief Investment Officer of Equities

CAPITAL APPRECIATION FUND
STI CLASSIC VARIABLE TRUST December 31, 2006
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Management Discussion & Analysis

Q:	How did the Fund perform against its benchmark for the period ended December 31, 2006?

A:	Fund performance in 2006 was good on an absolute basis, but disappointing on a relative basis. Total return was 10.83%, compared to 15.79% for the S&P 500 Index. The Fund and the market got off to a strong start in 2006 with the Fund’s first quarter return of 4.38% compared to the S&P 500 Index return of 4.21%. The market and the Fund then retreated in the second and third quarters before rebounding strongly in the fourth quarter. Unfortunately the Fund’s positioning towards more growth names caused it to underperform the S&P 500 Index. The Russell 1000® Growth Index total return for 2006 was 9.07%.*

Q:	What factors influenced the Fund’s performance for the period ended December 31, 2006?

A:	In 2006, 40% of the underperformance can be attributed to sector selection. The Fund was significantly underweighted in the top three performing sectors: Telecommunication Services (+37%), Energy (+24%) and Utilities (+21%) and overweighted in the worst three sectors: Health Care (+7%), Information Technology (+8%), and Industrials (+13%). The remaining underperformance can be primarily attributed to stock selection in Consumer Discretionary and Information Technology. Some notable detractors in Consumer Discretionary were housing stocks: Home Depot, Lowes and Whirlpool. In Information Technology some notable detractors were in the semiconductor sector: Analog Devices, Xilinx and Intersil and in the payment processing firms: CheckFree and Global Payments. This was somewhat offset by good stock selection in Health Care, Industrials and Consumer Staples.*

Q:	How do you plan to position the Fund, based on market conditions?

A:	As 2007 begins, several important aspects of the U.S. equity market dominate our attention. First, with the Fed looking to hold rates higher longer, relatively high energy prices, and consumers stretched in terms of debt levels, the lower quality, more leveraged stocks look expensive while higher quality stocks look very reasonable.*

Second, we believe earnings growth should slow in 2007, from mid-teens to single-digit year/year rates. This is because most of the cyclical expansion in profit margins has already been seen, and comparisons are finally becoming fairly difficult. In this environment, we believe companies with visible top and bottom line growth should do better.*

Third, the value style has significantly outperformed growth in all capitalization sizes. Style returns have tended to last no more than seven years in past cycles, and 2006 was the seventh year. Working down the egregiously high 1999 valuations of Large Cap Growth type stocks has taken a long time, but in our judgment this process has essentially run its course.*

Pulling all of these trends together, the Fund is thus tilted toward higher quality, large to mega capitalization stocks which we believe to have sustainable growth in the year ahead. Also, the Fund is currently still underweight in lower growth cyclicals such as, Energy and Utilities, and overweight in Health Care and Technology related industries which may benefit from continued international economic growth.*

Past performance does not guarantee future results.

CAPITAL APPRECIATION FUND
STI CLASSIC VARIABLE TRUST December 31, 2006
Growth of $10,000 Investment (As of December 31, 2006)
This chart assumes an initial hypothetical investment of $10,000 made on 12/31/96. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund is measured against the S&P 500 Index, an unmanaged index that consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment adviser and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends.
Average Annual Total Returns1 (As of December 31, 2006)

One Year	Three Years	Five Years	Ten Years
10.83%	5.45%	1.64%	7.32%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www. sticlassicfunds.com.

1Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes.
During the period shown, the Investment Adviser waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.
*Portfolio composition is subject to change.
Portfolio Investments (as a percentage of total investments)*

INTERNATIONAL EQUITY FUND
STI CLASSIC VARIABLE TRUST December 31, 2006
Investment Concerns
International investing involves increased risk and volatility.
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Management Discussion & Analysis

Q:	How did the Fund perform against its benchmark for the period ended December 31, 2006?

A:	The MSCI EAFE was up 26.86% for the year. Continental Europe was up 36% followed closely by Hong Kong, Singapore, Australia and New Zealand, and the UK. Japan was the worst-performing market returning below 7% for the year. Within Continental Europe, Utilities was the strongest performing sector up 58% on average. The Utility stocks were bid up by public and private companies in a wave of mergers and acquisitions. Material stocks were also strong in Europe, up more than 52% for the year. And as is common in the late part of an economic cycle, the European industrial stocks were up strong, returning over 44%. Information Technology and Health-Care stocks on average were some of the poorer performing groups. However that is in relative terms because in absolute terms all groups returned more than 14% during the year. Much of the total return of the Fund and index were due to foreign currency appreciation against the United States Dollar. The Euro appreciated more than 11% against the Dollar during the year, the British pound was up over 14% versus the Dollar, however the yen was up only 1%. During the calendar year of 2006, low Price-to-Earnings (“PE”)† stocks dramatically outperformed high PE stocks. Stocks that had a PE below 15x returned more than 35% and stocks that had a PE over 23x returned only 6.8%. A similar phenomenon was observed in the price-to-book ratio†, but not to such a magnitude. Dividend yield was another strong differentiator during the year. Stocks paying no dividend or less than 1% returned on average less than 10% during the year. Stocks yielding more than 2% returned more than 35% during the year. Earnings growth was not rewarded during 2006 with high earnings growth stocks returning only 20% while low earnings growth stocks returned more than 25%. High beta‡ stocks underperformed low beta stocks. The valuation ratios of the small-cap stocks have shot past those of their large-cap counterparts and small-cap stocks are now trading at a premium to larger-cap issues.*

The Fund was up 24.48% for the year, slightly trailing its benchmark.

Q:	What factors influenced the Fund’s performance for the period ended December 31, 2006?

A:	The international markets had a great year in 2006. It’s not often that the Fund will return nearly 25% in a year and we have to lead with the things that negatively impacted performance. Much of our underperformance relative to the benchmark came in the third quarter, and was primarily due to a few specific stocks that experienced isolated events. Sega Sammy Holdings was down 18% during the year as regulators changed the rules for Pachinko playing and further reduced the maximum success rate a player could achieve. DSG International was another company that negatively impacted performance, as the United Kingdom-based electronics retailer announced disappointing results. There was also significant merger and acquisition activity in the United Kingdom where lower quality stocks were taken over at a substantial premium. The Fund’s lack of exposure to these low quality companies was another reason for the negative impact of stock selection in 2006. On a positive note, the Fund had very good performance in Japan during the year, achieving outperformance in all but two of the 10 sectors. The Fund successfully navigated the treacherous waters of Japanese information technology sector by avoiding the large losses to a number of benchmark components. Also, stock selection was good in continental European Industrials stocks. The Fund’s average return to continental European industrials was 64.5% versus the benchmarks 44.7% return.

Q:	How do you plan to position the Fund, based on market conditions?

A:	Our strategy is to hold stocks that have the best growth rates given their valuation ratios. The Fund has demonstrated solid long-term performance with this strategy, and the strategy will not change. Our outlook for 2007 is positive. There are many favorable factors that point to higher markets and continued economic strength. Corporate balance sheets on a global basis are in the best shape of the last 10 years. Corporations are also displaying a great deal of liquidity in the way of cash on hand. Corporate restructuring is beginning in earnest across the globe as the positive economic environment has freed companies to reach for optimistic goals. In Asia and Europe, American-style retirement programs and financial products are beginning to take hold. All of these items, coupled with low interest rates and decreasing energy prices, would seem to stack the deck to the positive side for 2007. However, stock markets are discounting mechanisms and the market’s rally in 2007 may be cut short as investors look out to 2008 and beyond. The biggest risks in 2007 are geopolitical risk shocks such as terrorism events or oil shocks, or inflation ramping up faster and stronger than most would expect.*

†	Price-to-Earnings(“PE”) is the valuation ratio of a company’s current share price to its per-share earnings. A high PE means high projected earnings in the future.

‡	Beta is measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Past performance does not guarantee future results.

INTERNATIONAL EQUITY FUND
STI CLASSIC VARIABLE TRUST December 31, 2006
Growth of $10,000 Investment (As of December 31, 2006)
This chart assumes an initial hypothetical investment of $10,000 made on 12/31/96. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund is measured against the Morgan Stanley Europe, Australiasia and Far East (MSCI EAFE) Index which is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment adviser and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
Average Annual Total Returns1 (As of December 31, 2006)

One Year	Three Years	Five Years	Ten Years
24.48%	18.83%	13.41%	7.74%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www. sticlassicfunds.com.

1   Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes.
During the period shown, the Investment Adviser waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.
*   Portfolio composition is subject to change.
Portfolio Investments (as a percentage of total investments)*

INVESTMENT GRADE BOND FUND
STI CLASSIC VARIABLE TRUST December 31, 2006
Investment Concerns
Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
Management Discussion & Analysis

Q.	How did the Fund perform against its benchmark for the period ended December 31, 2006?

A:	The Fund outperformed its benchmark for the fourth quarter and 12-month periods. For the quarter, the Fund returned 1.19% versus 1.04% for the Lehman Brothers U.S. Government/Credit Index. For the 12-month period, the Fund returned 4.35% versus 3.78% for the benchmark.

Q.	What factors influenced the Fund’s performance for the period ended December 31, 2006?

A:	When the Fed ceased raising rates at mid-year, there were widespread expectations that the economy would slow dramatically, possibly to the point of recession. We were not nearly as pessimistic, believing that inflation remains within target ranges and growth, although declining, will stay positive. The housing market has slumped, but not crashed. In this environment, we believe the Federal Reserve should remain idle for some time while closely monitoring developments on the inflation front before establishing its next move. In particular, we believe investor appetite for risk should remain strong over the near term.

Q.	How do you plan to position the Fund, based on market conditions?

A:	We are positioned much less defensively than we were during the first part of 2006 and believe our current allocation of overweighting mortgage-backed securities should provide the potential for increased returns in the year ahead. Finally, we believe bond markets should be attractive in 2007 as the continued glut of cash and liquidity around the world finds a home in U.S. assets.*

Past performance does not guarantee future results.

INVESTMENT GRADE BOND FUND
STI CLASSIC VARIABLE TRUST December 31, 2006
Growth of $10,000 Investment (As of December 31, 2006)
This chart assumes an initial hypothetical investment of $10,000 made on 12/31/96. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund is measured against the Lehman Brothers U.S. Government/Credit Index, an unmanaged index composed of all bonds that are investment grade rated Baa or higher by Moody’s or BBB or higher by S&P, if unrated by Moody’s. Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment adviser and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends.
Average Annual Total Returns1 (As of December 31, 2006)

One Year	Three Years	Five Years	Ten Years
4.35%	3.56%	4.31%	5.31%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www. sticlassicfunds.com.

1   Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes.
During the period shown, the Investment Adviser waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.
*   Portfolio composition is subject to change.
Portfolio Investments (as a percentage of total investments)*

LARGE CAP RELATIVE VALUE FUND
STI CLASSIC VARIABLE TRUST December 31, 2006
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Management Discussion & Analysis

Q:	How did the Fund perform against its benchmark for the period ended December 31, 2006?

A:	For the year ended December 31, 2006, the Fund had a total return of 16.19%. This compares to the Russell 1000® Value Index return of 22.25% and 15.79% for the S&P 500 Index during the same period. The Fund return exceeded the market return but lagged the value style return, an unsurprising outcome given the Fund’s “core value” or “relative value” orientation that typically places it between the market and style benchmarks. The underperformance versus the style benchmark was primarily due to stock selection.*

The Fund benefited from underweights in Energy and Financial stocks. The stocks that the Fund held in Materials and Telecommunications companies were beneficial; however the Fund’s underweight position in Telecommunications stocks dampened that benefit.*

The equity market rally during the second half of the year fostered lower volatility and higher complacency toward a number of global, political, and economic risks.*

Q:	What factors influenced the Fund’s performance for the period ended December 31, 2006?

A:	Stock selection, which historically has been the source of competitive advantage, had a less beneficial year. We attribute that in part to smaller cap stocks doing better than large cap for much of the year, in part to our strategy in the healthcare sector not playing out as anticipated, but mostly to the timing impact of migrating the portfolio structure away from a pro-economic tilt a bit too early. We were similarly positioned early in 2003 on the front end of this same economic/earnings cycle; our adherence to valuation has a tendency to lead us to act on the early side of market transitions, so this current short-term under performance does not concern us very much. Individual stocks that helped the Fund’s performance included Cisco Systems, Entergy, and BellSouth. Stocks that hindered the Fund’s performance included Boston Scientific, ExxonMobil, and Amgen.*

Q:	How do you plan to position the Fund, based on market conditions?

A:	The Fund’s positioning and our strategy for managing it in this environment are unchanged. We continue to expect a slow and uneven market rotation towards larger cap and more sustainable but discounted growth-oriented companies to emerge. We also expect global liquidity to relentlessly stalk overly-discounted asset values and cash flows across market sectors. Concurrently, as investors reprice the level of risk, volatility across asset classes should also increase, creating a potent recipe for disciplined stock picking. We will continue to seek undervalued stocks, wherever available in the market.*

Past performance does not guarantee future results.

LARGE CAP RELATIVE VALUE FUND
STI CLASSIC VARIABLE TRUST December 31, 2006
Growth of $10,000 Investment (As of December 31, 2006)
This chart assumes an initial hypothetical investment of $10,000 made on 12/31/99. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund is measured against the the S&P 500 Index and the Russell 1000® Value Index. The S&P 500 Index consists of index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Russell 1000® Value Index is comprised of the 1000 securities found in the Russell universe with a less-than-average growth orientation. Companies in the Russell index generally have low price-to-book and price-to-earning ratios, higher dividend yields, and lower forecasted growth values. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment adviser and fund accounting fees. The Fund’s performance reflects the deduction of fees for those value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
Average Annual Total Returns1 (As of December 31, 2006)

			Annualized
			Inception to Date
One Year	Three Years	Five Years	(12/31/99)
16.19%	13.13%	7.78%	5.97%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www. sticlassicfunds.com.

1   Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes.
During the period shown, the Investment Adviser waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.
*   Portfolio composition is subject to change.
Portfolio Investments (as a percentage of total investments)*

LARGE CAP VALUE EQUITY FUND
STI CLASSIC VARIABLE TRUST December 31, 2006
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Management Discussion & Analysis

Q:	How did the Fund perform against its benchmark for the period ended December 31, 2006?

A:	The Fund returned 22.46% for the year outperforming both the Russell 1000® Value Index, which finished at 22.25%, and the Lipper Large Cap Value Average that advanced 17.96%. The outperformance of the Value style relative to its Growth counterpart in the large cap space continued as the Russell 1000® Value Index outperformed the Russell 1000® Growth Index 22.25% to 9.07% for the year.

Q:	What factors influenced the Fund’s performance for the period ended December 31, 2006?

A:	The Fund’s out performance was driven by stock selection in the Energy, Financials and Materials sectors. The Fund further benefited from underweighting the Financials sector, which lagged the overall Index for the year. Stock selection in the Energy sector drove performance for the Fund, particularly from Marathon Oil (MRO), an Integrated Oil company primarily engaged in the exploration, production, refining and marketing of crude oil and natural gas. Within Financials, investments in Citigroup (C), a global diversified financial services company, and American International Group (AIG), a multi-line insurer, significantly helped Fund performance in 2006. The Fund remains overweight in Materials where positions in Engelhard Corp (EC), a chemical company acquired by BASF in June, Martin Marietta (MLM), the second largest producer in the United States of aggregate construction materials such as granite and limestone, and Weyerhaeuser (WY), a timber and wood products company positively impacted performance for the year.*

Q:	How do you plan to position the Fund, based on market conditions?

A:	There are strong arguments for a further slowdown such as the previous 17 Fed hikes, mortgage equity withdrawals declining and the inverted yield curve. On the other hand over the last five years first quarter Gross Domestic Product growth† (“GDP”) has accelerated from fourth quarter GDP and a number of consumer and business surveys would suggest that something similar might be in the offering. At this stage of the business/Fed cycle good news on the economy is not usually good news for the stock market because it sends bond yields up and increases the odds that the Fed is not done tightening. We still believe the economy’s underlying bias is toward slower growth but not recession. In other words, a mid cycle slowdown, which is typically good for stocks not unlike 1985 and 1995 when the Fed tightened preemptively as well. However we are cautious on the duration of the stock market rally due to the inverted yield curve and what that might portend for growth looking out to 2007 and beyond.

The Fund is slightly underweight Consumer Discretionary and slightly overweight Consumer Staples. The Fund is underweight Energy but has solid positions in integrated oil companies with significant refining assets. The Fund is slightly overweight in Materials. We like stocks such as DuPont that have huge free cash flows, some pricing power and tremendous balance sheet flexibility to raise dividends and buyback stock. The Fund is underweight Financials, however it remains the largest sector weighting in the Index. The Fund is overweight Industrials with companies like Illinois Tool Works because of their strong balance sheets and good operating leverage and slightly overweight Technology. The Fund is slightly overweight Healthcare with Pfizer being a favorite from a valuation standpoint. The Fund is equal weight Telecommunications and Utilities.*

We believe economic and profit growth will continue to slow but stay positive. In this environment higher quality companies with well defined dividend policies have historically done well as dividend yields become a more important source of total return.

†	The Gross Domestic Product is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

Past performance does not guarantee future results.

LARGE CAP VALUE EQUITY FUND
STI CLASSIC VARIABLE TRUST December 31, 2006
Growth of $10,000 Investment (As of December 31, 2006)
This chart assumes an initial hypothetical investment of $10,000 made on 12/31/96. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund is measured against the S&P 500/BARRA Value Index and the Russell 1000® Value Index. The S&P 500/BARRA Value Index is a market capitalization-weighted index of the stocks in the Standard & Poor’s 500 Index having the lowest price to book ratios. The BARRA Value index consists of approximately half of the S&P 500 Index on a market capitalization basis. The Russell 1000® Value is comprised of the 1000 securities found in the Russell universe with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment adviser and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends.
Average Annual Total Returns1 (As of December 31, 2006 )

One Year	Three Years	Five Years	Ten Years
22.46%	13.57%	8.41%	8.23%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www. sticlassicfunds.com.

1   Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes.
During the period shown, the Investment Adviser waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.
*   Portfolio composition is subject to change.
Portfolio Investments (as a percentage of total investments)*

MID-CAP EQUITY FUND
STI CLASSIC VARIABLE TRUST December 31, 2006
Investment Concerns
Mid capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Management Discussion & Analysis

Q:	How did the Fund perform against its benchmark for the period ended December 31, 2006?

A:	For the fourth quarter of 2006, the Fund’s return was 7.05%. This trailed the benchmark return of 7.67%. For the 12-month period ended December 31, 2006, the Fund’s return was 10.72% versus 15.26% for the benchmark. The Fund’s underperformance was primarily the result of stock selection within the Consumer Discretionary and Staples sectors. Specialty retail stocks did not participate in the market’s rally as investors became cautious on consumer spending during the Christmas season. For the year, the best stock selection was in the Energy, Information Technology, and Consumer Discretionary sectors. The worst stock selection was in Materials, Industrials, Financials, and Healthcare sectors.*

Q:	What factors influenced the Fund’s performance for the period ended December 31, 2006?

A:	The market finished the year strong as the economy continued to post good growth. After a mid-year correction, the Russell Midcap® Index was able to hit a new all-time high during the month of December. This strength made any cash positions a drag on performance. From a stock selection standpoint, the Fund’s holdings in the Real Estate Investment Trust (“REIT”) industry hurt performance. The Fund’s holdings in REITs returned over 25%, but the index return was 33.4%. We do not expect REIT performance to remain this strong in 2007.*

Q:	How do you plan to position the Fund, based on market conditions?

A:	The Fund remains fully invested and well diversified. We believe superior stock selection is the best source of out performance for the Fund. We believe each stock in the Fund is one of the best investment opportunities in its sector and that the stocks in the Fund possess a strong combination of growth and valuation characteristics versus the benchmark. While we do not make large sector bets, we believe the sectors that offer the best return potential for the year are Information Technology and Financials. Investors remain skeptical of Technology shares so we believe there is good potential as Microsoft’s new operating system should trigger a new round of technology spending by corporations and consumers. Financials should have a good year as we move closer to a round of interest rate cuts by the Fed.*

Past performance does not guarantee future results.

MID-CAP EQUITY FUND
STI CLASSIC VARIABLE TRUST December 31, 2006
Growth of $10,000 Investment (As of December 31, 2006)
This chart assumes an initial hypothetical investment of $10,000 made on 12/31/96. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund is measured against the Russell Midcap® Index, a capitalization weighted index that tracks the performance of the smallest 800 securities as ranked by total market capitalization, in the medium-sized securities universe. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment adviser and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.
Average Annual Total Returns1 (As of December 31, 2006)

One Year	Three Years	Five Years	Ten Years
10.72%	13.92%	6.54%	7.41%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www. sticlassicfunds.com.

1  Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes.
During the period shown, the Investment Adviser waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.
* Portfolio composition is subject to change.
Portfolio Investments (as a percentage of total investments)*

SMALL CAP VALUE EQUITY FUND
STI CLASSIC VARIABLE TRUST December 31, 2006
Investment Concerns
Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
Management Discussion & Analysis
Q.	How did the Fund perform against its benchmark for the period ended December 31, 2006?

A:	The STI Classic Variable Small Cap Value Equity Fund (trust shares) produced a 16.10% total return, underperforming its benchmark the Russell 2000® Value Index which produced a 23.48% for the 12 month period ended December 31, 2006. The Fund continued to reward long term investors by outperforming the Russell 2000® Value Index over the 2 Year, 3 Year, 5 Year and from inception time periods.

Q.	What factors influenced the Fund’s performance for the period ended December 31, 2006?

A:	For the year, the Fund benefited from stock selection in the Consumer Discretionary, Financials and Utilities sectors. The Fund continued its overweight of the Materials and Industrials sectors, positively impacting performance as the sectors were strong performers for 2006.*

In Consumer Discretionary, the Fund’s investment in bebe stores (BEBE), a contemporary women’s apparel and accessories store catering to the modern sophisticated woman, the Movado Group (MOV) which manufactures, distributes and retails fine watches under various designer brands, and CKE Restaurant (CKR), which owns and operates restaurants throughout the United States were the largest contributors to stock selection in the sector.*

Within the Financials sector, investments in Cohen & Steers (CNS), an investment manager, Jefferies Group (JEF), a full service investment bank, and Horizon Financial (HRZB), a savings bank, combined with an underweighting in the sector helped performance for the year.*

In review of the Utilities sector, the Fund benefited from investment in Companhia de Saneamento Basico do Estado de Sao Paulo (SBS), the largest provider of water and sewage services in Latin America. PNM Resources (PNM), an integrated electric and gas utility company based in New Mexico, also contributed to the Funds performance.*

Q.	How do you plan to position the Fund, based on market conditions?

A:	The Fund continues to utilize its bottom-up approach to stock selection. This approach seeks dividend paying stocks that are trading at the lower end of historical trading ranges, display characteristics of financial strength and possess an identifiable catalyst that will assist in realizing true value. The Fund does not make active sector allocations but allows the process to define sector weights. The Fund will rely on the process for direction when making alterations to sector positions. The Small Cap Value Fund continues to be cautious concerning valuations in the Small Cap Value equity arena. Large inflows of capital by non-traditional Small Cap Value investors are skewing valuations to the upside for most securities in the universe, which has in turn caused lower quality names to increase in price and, therefore, makes stock selection critical for outperformance. These non-traditional investors may also place undue downside pressure on valuations when they decide to exit the Small Cap realm. The Fund puts these concerns to the forefront during portfolio review and will continuously monitor for signals of investor change within the Small Cap Universe.*

Past performance does not guarantee future results.

SMALL CAP VALUE EQUITY FUND
STI CLASSIC VARIABLE TRUST December 31, 2006
Growth of $10,000 Investment (As of December 31, 2006)
This chart assumes an initial hypothetical investment of $10,000 made on 10/21/97. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.
The Fund is measured against the Russell 2000® Value Index, an unmanaged index which is comprised of the securities in the Russell 2000® Index with a less-than-average growth orientation. Companies in the Russell index generally have low price-to-book and price-to-earnings ratios. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment adviser and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

1The since inception performance data and hypothetical $10,000 investment for the Russell 2000® Value Index is calculated from 10/31/97 which is the closest available date for the Index performance.
Average Annual Total Returns2 (As of December 31, 2006 )

			Annualized
			Inception to Date
One Year	Three Years	Five Years	(10/21/97)
16.10%	17.29%	17.15%	10.74%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www. sticlassicfunds.com.

2  Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes.
During the period shown, the Investment Adviser waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.
* Portfolio composition is subject to change.
Portfolio Investments (as a percentage of total investments)*

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC VARIABLE TRUST December 31, 2006 (Amounts in thousands, except Shares)
Capital Appreciation Fund

	Shares	Value($)

Common Stocks (99.6%)
Consumer Discretionary (13.8%)
Carnival Corp. (b)	9,500	466
Coach, Inc. *	12,900	554
Comcast Corp., Cl A *	9,000	377
E.W. Scripps Co. (The), Cl A	7,500	375
Gap, Inc. (The)	17,900	349
Garmin Ltd. (b)	9,800	545
Lowe’s Cos., Inc.	21,700	676
Newell Rubbermaid, Inc.	14,000	405
TJX Cos., Inc. (The)	14,000	399
Walt Disney Co. (The)	20,200	693
Whirlpool Corp.	3,700	307
YUM! Brands, Inc.	6,500	382

		5,528

Consumer Staples(5.3%)
Anheuser-Busch Cos., Inc.	11,900	585
Colgate-Palmolive Co.	5,800	378
PepsiCo, Inc.	5,800	363
Procter & Gamble Co. (The)	12,300	791

		2,117

Energy (7.7%)
Chevron Corp.	8,100	596
Exxon Mobil Corp.	18,600	1,425
Halliburton Co.	12,400	385
Nabors Industries Ltd. * (b)	8,600	256
Schlumberger Ltd.	6,600	417

		3,079

Financials (19.6%)
Ambac Financial Group, Inc.	6,000	534
American Express Co.	6,900	419
American International Group, Inc.	12,700	910
Bank of America Corp.	13,600	726
Chubb Corp. (The)	8,300	439
Genworth Financial, Inc., Cl A	17,000	582
Goldman Sachs Group, Inc. (The)	4,100	817
JPMorgan Chase & Co.	17,200	831
Merrill Lynch & Co., Inc.	8,100	754
MGIC Investment Corp.	6,000	375
Morgan Stanley	9,600	782
SLM Corp.	6,600	322
Wells Fargo & Co.	10,000	356

		7,847

Health Care (20.0%)
AmerisourceBergen Corp.	13,400	602
Baxter International, Inc.	18,400	854
Forest Laboratories, Inc. *	15,500	784
Health Management Associates, Inc., Cl A	14,000	296
Johnson & Johnson	14,200	937
Lincare Holdings, Inc. *	14,000	558
Omnicare, Inc.	8,300	321
Health Care
Pfizer, Inc.	35,800	927
Quest Diagnostics, Inc.	13,500	716
Sanofi-Aventis ADR	10,900	503
Schering-Plough Corp.	30,400	719
Universal Health Services, Inc., Cl B	10,600	588
Vertex Pharmaceuticals, Inc. *	6,400	239

		8,044

Industrials (11.3%)
3M Co.	9,400	733
Danaher Corp. (b)	7,100	514
Emerson Electric Co.	11,200	494
General Electric Co.	22,600	840
Honeywell International, Inc.	11,000	498
Illinois Tool Works, Inc.	6,900	319
Raytheon Co.	15,100	797
United Parcel Service, Inc., Cl B	4,300	322

		4,517

Information Technology (18.6%)
ASML Holding NV *	22,600	557
Cisco Systems, Inc. *	32,600	892
Comverse Technology, Inc. *	14,800	312
Corning, Inc. *	29,000	543
EMC Corp. *	41,400	546
Global Payments, Inc.	10,200	472
Harris Corp.	7,900	362
International Business Machines Corp.	4,000	389
Intersil Corp., Cl A	13,400	321
Microsoft Corp.	26,800	800
Oracle Corp. *	29,600	507
QUALCOMM, Inc.	12,100	457
STMicroelectronics NV (b)	26,500	488
Symantec Corp. * (b)	19,400	404
Zebra Technologies Corp., Cl A * (b)	12,000	417

		7,467

Materials (1.5%)
Praxair, Inc.	10,200	605

Telecommunication Services (1.8%)
AT&T, Inc. (b)	20,200	722

Total Common Stocks (Cost $33,591)		39,926

Short-Term Investment (8.3%)
CSFB Enhanced Liquidity Portfolio, 5.471% (c)	3,330,435	3,330

Total Short-Term Investment (Cost $3,330)		3,330

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC VARIABLE TRUST December 31, 2006 (Amounts in thousands, except Shares)
Capital Appreciation Fund-concluded

Value($)

Total Investments (Cost $36,921) (a) – 107.9%	43,256
Liabilities in excess of other assets – (7.9)%	(3,185)

Net Assets – 100.0%	$40,071

*	Non-income producing security.
(a)	Cost for federal income tax purposes is $36,955 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$6,888
Unrealized Depreciation	(587)

Unrealized Appreciation (Depreciation)	$6,301

(b)	This security or a partial position of the security was on loan at December 31, 2006. The total value of securities on loan at December 31, 2006 in thousands was $3,222.

(c)	This security was purchased with cash collateral held from securities lending.
ADR – American Depositary Receipt
Cl – Class

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC VARIABLE TRUST December 31, 2006 (Amounts in thousands, except Shares)
International Equity Fund

	Shares	Value($)

Foreign Common Stocks (97.3%)
Australia (4.4%)
Australia & New Zealand Banking Group Ltd.	1,763	39
Babcock & Brown Ltd.	1,735	34
BlueScope Steel Ltd.	1,407	10
Leighton Holdings Ltd.	1,719	27
Lend Lease Corp. Ltd.	651	9
OneSteel Ltd.	2,888	11
Oxiana Ltd.	3,404	9
Promina Group Ltd.	4,181	23
Qantas Airways Ltd.	3,532	15
QBE Insurance Group Ltd.	686	16
Rio Tinto Group Ltd.	477	28
Sims Group Ltd. (d)	574	9
Smorgon Steel Group Ltd.	6,365	9
St. George Bank Ltd.	541	14
Zinifex Ltd.	756	11

		264

Belgium (1.1%)
Delhaize Group	447	37
Fortis	743	32

		69

Denmark (0.6%)
Danske Bank A/S	782	35

Finland (1.0%)
Fortum Corp.	444	13
Nokia Corp., Cl A	2,444	50

		63

France (10.9%)
Air France-KLM	737	31
AXA	1,475	60
BNP Paribas	704	77
Bouygues SA	174	11
Capgemini SA	368	23
Compagnie de Saint-Gobain	334	28
Compagnie Generale de Geophysique SA * (d)	101	22
Credit Agricole SA *	853	36
France Telecom SA	1,364	38
Lafarge SA	323	48
Schneider Electric SA	71	8
Societe Generale	332	56
SUEZ SA (d)	1,042	54
TOTAL SA	916	66
VINCI SA (d)	369	47
Vivendi Universal SA	1,282	50

		655

Germany (7.7%)
Allianz AG	289	59
BASF AG	525	51
Continental AG	322	37
Deutsche Bank AG	360	48
Deutsche Telekom AG	1,868	34
E.ON AG	449	62
Henkel KGaA	85	13
MAN AG	550	50
PUMA Rudolf Dassler Sport AG	79	31
SAP AG	424	23
Stada Arzneimittel AG	287	16
ThyssenKrupp AG	876	41

		465

Hong Kong (1.9%)
BOC Hong Kong Holdings Ltd.	6,500	18
China Mobile Ltd.	2,500	22
CLP Holdings Ltd.	2,500	18
CNOOC Ltd.	19,794	19
Guoco Group Ltd.	2,000	24
Wharf Holdings Ltd. (The)	4,062	15

		116

Ireland (1.2%)
Anglo Irish Bank Corp. PLC	1,454	30
CRH PLC	1,027	43

		73

Italy (3.0%)
Banca Intesa SpA	2,626	20
Benetton Group SpA	917	18
Eni SpA	2,334	78
Mediaset SpA	2,753	33
UniCredito Italiano SpA	4,032	35

		184

Japan (23.6%)
Astellas Pharma, Inc.	275	13
Brother Industries Ltd.	1,000	14
Canon, Inc.	479	27
Daicel Chemical Industries Ltd.	1,400	10
DENSO Corp.	600	24
East Japan Railway Co.	11	73
Honda Motor Co. Ltd.	1,865	74
ITOCHU Corp.	7,500	62
KDDI Corp.	4	27
Keisei Electric Railway Co. Ltd.	1,000	6
Kitz Corp.	3,000	25
Komatsu Ltd.	4,600	92
Kubota Corp.	3,000	28
Makino Milling Machine Co. Ltd.	1,075	13
Makita Corp.	900	28
Matsushita Electric Industrial Co. Ltd.	39	1
Mitsubishi Rayon Co. Ltd.	2,186	15
Mitsui Trust Holdings, Inc.	2,000	23

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC VARIABLE TRUST December 31, 2006 (Amounts in thousands, except Shares)
International Equity Fund–continued

	Shares	Value($)

Japan-continued
Mizuho Financial Group, Inc.	9	64
Nippon Telegraph & Telephone Corp.	6	30
Nissan Motor Co. Ltd.	1,000	12
NSK Ltd.	3,000	30
Okinawa Electric Power Co., Inc. (The)	600	37
ORIX Corp.	230	67
Ricoh Co. Ltd.	2,000	41
SAN-A Co. Ltd. (b)	3	0
Sankyo Co. Ltd.	500	28
Sekisui Chemical Co. Ltd.	4,808	38
Shin-Etsu Chemical Co. Ltd.	200	13
Sumitomo Chemical Co. Ltd.	8,000	62
Sumitomo Corp.	3,000	45
Sumitomo Metal Industries Ltd.	8,100	35
Sumitomo Mitsui Financial Group, Inc.	8	82
Taiheiyo Cement Corp.	5,689	22
Takeda Pharmaceutical Co. Ltd.	700	48
Tokyo Electron Ltd.	234	18
Toyota Motor Corp.	1,913	127
Yamaha Motor Co. Ltd.	1,400	44
Yamatake Corp.	1,200	27

		1,425

Netherlands (3.5%)
ABN AMRO Holding NV	1,374	44
Akzo Nobel NV	503	31
ASML Holding NV *	519	13
ING Groep NV	1,414	62
Royal DSM NV	504	25
Royal KPN NV	2,459	35

		210

New Zealand (0.6%)
Fletcher Building Ltd.	4,966	39

Norway (2.3%)
DNB NOR ASA	1,707	24
Norsk Hydro ASA	969	30
Orkla ASA	830	47
Telenor ASA	1,950	37

		138

Portugal (0.3%)
Energias de Portugal SA	3,600	18

Singapore (1.2%)
United Overseas Bank Ltd.	3,000	38
UOL Group Ltd.	6,164	17
Wing Tai Holdings Ltd.	11,940	18

		73

Spain (2.1%)
Banco Santander Central Hispano SA	4,403	81
Endesa SA	287	14
Telefonica SA	1,396	30

		125

Sweden (3.0%)
Alfa Laval AB	700	32
Autoliv, Inc.	261	16
Nordea Bank AB	1,210	19
Sandvik AB	2,015	29
Swedish Match AB	2,340	44
Telefonaktiebolaget LM Ericsson	11,220	44

		184

Switzerland (6.1%)
Credit Suisse Group	975	68
Nestle SA	223	79
Novartis AG	1,457	85
Roche Holding Ltd.	424	76
UBS AG	234	14
Zurich Financial Services	185	50

		372

United Kingdom (22.8%)
Allied Irish Banks PLC	1,466	44
Anglo American PLC	920	45
AstraZeneca PLC	1,202	65
Aviva PLC	2,720	44
Barclays PLC	6,886	98
Barratt Developments PLC	579	14
BHP Billiton PLC	2,580	47
Bodycote International PLC	6,124	27
BP PLC	6,751	75
British Airways PLC *	4,259	44
British American Tobacco PLC	1,873	52
BT Group PLC	11,768	69
CRH PLC (b)	9	0
De La Rue PLC	1,586	20
DSG International PLC	8,266	31
GlaxoSmithKline PLC	2,740	72
HSBC Holdings PLC	6,169	113
International Power PLC	5,488	41
National Grid PLC	3,402	49
Next PLC	429	15
Royal & Sun Alliance Insurance Group PLC	12,125	36
Royal Bank of Scotland Group PLC (The)	2,437	95
Royal Dutch Shell PLC, Cl A	3,169	112
Royal Dutch Shell PLC, Cl B	1,594	56
Scottish & Newcastle PLC	3,153	35
Tate & Lyle PLC	1,142	17
Vodafone Group PLC	22,174	61

		1,377

Total Foreign Common Stocks (Cost $4,058)		5,885

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC VARIABLE TRUST December 31, 2006 (Amounts in thousands, except Shares)
International Equity Fund—concluded

	Shares	Value($)

Foreign Convertible Preferred (0.2%)
Australia (0.2%)
St. George Bank Ltd.	163	13

Total Foreign Convertible Preferred (Cost $13)		13

Foreign Preferred Stock (0.8%)
Germany (0.8%)
Fresenius AG, 1.510%	132	28
ProSiebenSat.1 Media AG, 0.840%	721	23

Total Foreign Preferred Stock (Cost $41)		51

Short-Term Investments (2.7%)
Brown Brothers Harriman & Co., Cayman Islands Cash Sweep, 4.470%	63,856	64

CSFB Enhanced Liquidity Portfolio, 5.471% (c)	99,915	100

Total Short-Term Investments (Cost $164)		164

Total Investments (Cost $4,276) (a) – 101.0%		6,113
Liabilities in excess of other assets – (1.0)%		(59)

Net Assets – 100.0%		$6,054

*	Non-income producing security.

(a)	Cost for federal income tax purposes is $4,355 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$1,772
Unrealized Depreciation	(14)
Unrealized Appreciation (Depreciation)	$1,758
(b)	Market value rounds to less than one thousand dollars.

(c)	This security was purchased with cash collateral held from securities lending.

(d)	This security or a partial position of the security was on loan at December 31, 2006. The total value of securities on loan at December 31, 2006 in thousands was $97.
Cl – Class
PLC – Public Limited Company
The investment concentrations for the International Equity Fund as a percentage of net assets, by industry, as of December 31, 2006, were as follows (unaudited):

Consumer Discretionary	10.8%
Consumer Staples	5.3
Energy	6.6
Financials	30.2
Health Care	6.6
Industrials	13.5
Information Technology	3.9
Materials	10.0
Short — Term Investments	2.7
Telecommunication Services	6.4
Utilities	5.0

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC VARIABLE TRUST December 31, 2006 (Amounts in thousands, except Shares)
Investment Grade Bond Fund

	Shares or
	Principal
	Amount($)	Value($)

Asset Backed Securities (0.3%)
Automobile ABS (0.3%)
Honda Auto Receivables Owner Trust, Ser 2006-1, Cl A3, 5.070%, 02/18/10	35	35

Total Asset Backed Securities (Cost $35)		35

Collateralized Mortgage Obligations (7.2%)
Banc of America Commercial Mortgage, Inc., Ser 2004-4, Cl A3, 4.128%, 07/10/42	55	53
Banc of America Commercial Mortgage, Inc., Ser 2006-4, Cl A4, 5.634%, 07/10/46	45	46
Bear Stearns Commercial Mortgage Securities, Ser 2006-PW13, Cl A4, 5.540%, 09/11/41	35	36
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser 2005-CD1, Cl A4, 5.400%, 07/15/44 (e)	75	75
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser 2006-CD2, Cl A4, 5.545%, 01/15/46 (e)	40	40
GE Capital Commercial Mortgage Corp., Ser 2006-C1, Cl A4, 5.518%, 03/10/44 (e)	60	60
GMAC Commercial Mortgage Securities, Inc., Ser 2003-C2, Cl A1, 4.576%, 05/10/40	75	74
GS Mortgage Securities Corp. II, Ser 2006-GG6, Cl A2, 5.506%, 04/10/38 (e)	75	77
GS Mortgage Securities Corp. II, Ser 2006-GG8, Cl A4, 5.560%, 11/10/39 (e)	30	30
JP Morgan Chase Commercial Mortgage Securities Corp., Ser 2006-CB15, Cl A4, 5.814%, 06/12/43 (e)	45	47
JP Morgan Chase Commercial Mortgage Securities Corp., Ser 2006-LDP6, Cl A4, 5.475%, 04/15/43 (e)	30	30
LB-UBS Commercial Mortgage Trust, Ser 2006-C1, Cl A4, 5.156%, 02/15/31	60	59
Morgan Stanley Capital I, Ser 2006-HQ10, Cl A4, 5.328%, 11/12/41 (e)	70	70
Wachovia Bank Commercial Mortgage Trust, Ser 2006-C23, Cl A4, 5.418%, 01/15/45 (e)	70	70

Total Collateralized Mortgage Obligations (Cost $764)		767

Corporate Bonds (22.5%)
Aerospace/Defense (0.5%)
L-3 Communications Corp., 6.125%, 01/15/14	15	15
United Technologies Corp., 4.875%, 05/01/15	40	38

		53

Airlines (0.2%)
Southwest Airlines Co., 5.125%, 03/01/17	20	19

Banks (0.7%)
Bank of America Corp., 7.400%, 01/15/11	70	75

Breweries (0.5%)
Sabmiller PLC, 6.200%, 07/01/11 (d)	55	56

Building Materials (0.8%)
Lafarge SA, 6.150%, 07/15/11	30	31
Owens Corning, Inc., 6.500%, 12/01/16 (d)	55	56

		87

Chemicals (0.6%)
Lyondell Chemical Co., 8.250%, 09/15/16, Callable 09/15/11 @ 104.13	15	16
Potash Corp. of Saskatchewan, Inc., 5.875%, 12/01/36	45	43

		59

Coal (0.3%)
Peabody Energy Corp., 7.375%, 11/01/16	35	37

Commercial Services (0.3%)
Corrections Corp. of America, 7.500%, 05/01/11, Callable 05/01/07 @ 103.75	15	15
ERAC USA Finance Co., 5.600%, 05/01/15 (d)	20	20

		35

Diversified Financial Services (5.6%)
Citigroup, Inc., 5.125%, 05/05/14	10	10
Citigroup, Inc., 5.125%, 09/30/14	40	39
Citigroup, Inc., 5.850%, 12/11/34	20	20
Fund American Cos., Inc., 5.875%, 05/15/13	75	75
Goldman Sachs Group, Inc. (The), 4.750%, 07/15/13	60	58
HSBC Holdings PLC, 7.625%, 05/17/32	20	24
IDEARC, Inc., 8.000%, 11/15/16, Callable 11/15/11 @ 104 (d)	20	20
See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC VARIABLE TRUST December 31, 2006 (Amounts in thousands, except Shares)
Investment Grade Bond Fund–continued

	Shares or
	Principal
	Amount($)	Value($)

Diversified Financial Services–continued
International Lease Finance Corp., Ser Q, 5.250%, 01/10/13	20	20
International Lease Finance Corp., Ser R, 5.625%, 09/20/13	10	10
Janus Capital Group, Inc., 5.875%, 09/15/11	25	25
John Deere Capital Corp., 3.900%, 01/15/08	10	10
JPMorgan Chase & Co., 6.625%, 03/15/12	70	74
Lazard Group LLC, 7.125%, 05/15/15	75	78
Morgan Stanley, 5.300%, 03/01/13	45	45
Western Union Co., 5.930%, 10/01/16 (d)	75	74

		582

Electric (1.1%)
AES Corp., 8.750%, 05/15/13, Callable 05/15/08 @ 104.38 (d)	15	16
MidAmerican Energy Holdings Co., 6.125%, 04/01/36	40	40
NRG Energy, Inc., 7.375%, 02/01/16, Callable 02/01/11 @ 103.69	15	15
Pacific Gas & Electric Co., 6.050%, 03/01/34	45	46

		117

Entertainment (0.1%)
WMG Acquisition Corp., 7.375%, 04/15/14, Callable 04/15/09 @ 103.69	15	15

Environment Control (0.1%)
Allied Waste North America, Inc., 7.125%, 05/15/16, Callable 05/15/11 @ 103.56	15	15

Forest Products & Paper (0.2%)
Georgia-Pacific Corp., 8.125%, 05/15/11	15	16

Insurance (0.8%)
American International Group, Ser G, 5.600%, 10/18/16	75	76
Metlife, Inc., 5.700%, 06/15/35	5	5

		81

Investment Companies (0.2%)
Credit Suisse First Boston USA, Inc., 6.500%, 01/15/12	15	16

Lodging (0.5%)
Harrah’s Operating Co., Inc., 5.750%, 10/01/17	40	33
Wynn Las Vegas LLC, 6.625%, 12/01/14, Callable 12/01/09 @ 103.31	15	15

		48

Media (1.2%)
Cox Communications, Inc., 4.625%, 06/01/13	20	19
Cox Communications, Inc., 5.450%, 12/15/14	30	30
Dex Media West/Finance LLC, Ser B, 9.875%, 08/15/13, Callable 08/15/08 @ 104.94	15	16
EchoStar DBS Corp., 7.125%, 02/01/16	15	15
Mediacom Broadband Corp. LLC, 8.500%, 10/15/15, Callable 10/15/10 @ 104.25 (d)	15	15
News America Holdings, Inc., 6.200%, 12/15/34	20	19
Rogers Cable, Inc., 6.250%, 06/15/13	15	15

		129

Miscellaneous Manufacturer (1.1%)
General Electric Co., 5.000%, 02/01/13	115	114

Oil & Gas (1.8%)
Anadarko Petroleum Corp., 5.950%, 09/15/16	35	35
Chesapeake Energy Corp., 6.500%, 08/15/17	40	39
Devon Financing Corp. ULC, 7.875%, 09/30/31	45	55
Enterprise Products Operating LP, Ser B, 5.750%, 03/01/35	45	41
Weatherford International, Inc., 6.500%, 08/01/36	20	20

		190

Pharmaceuticals (0.4%)
Merck & Co., Inc., 5.125%, 11/15/11	30	29
Teva Pharmaceutical Finance LLC, 6.150%, 02/01/36	15	15

		44

Pipelines (0.8%)
Centerpoint Energy Resources Corp., Ser B, 7.875%, 04/01/13	30	33
Kinder Morgan Finance Co. ULC, 6.400%, 01/05/36	45	40
Williams Cos., Inc., 7.125%, 09/01/11	15	16

		89

REITS (0.1%)
Simon Property Group LP, 6.375%, 11/15/07	10	10

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC VARIABLE TRUST December 31, 2006 (Amounts in thousands, except Shares)
Investment Grade Bond Fund–continued

	Shares or
	Principal
	Amount($)	Value($)

Retail (0.9%)
Woolworths Ltd., 5.550%, 11/15/15 (d)	100	99

Semiconductors (0.7%)
Advanced Micro Devices, Inc., 7.750%, 11/01/12, Callable 11/01/08 @ 103.88	15	16
Freescale Semiconductor, Inc., 8.875%, 12/15/14, Callable 12/15/10 @ 104.44 (d)	35	34
Freescale Semiconductor, Inc., 10.125%, 12/15/16, Callable 12/15/11 @ 105.06 (d)	20	20

		70

Telecommunications (3.0%)
AT&T, Inc., 5.100%, 09/15/14	45	44
Cisco Systems, Inc., 5.500%, 02/22/16	60	60
Citizens Communications Co., 9.250%, 05/15/11	15	17
Comcast Corp., 6.450%, 03/15/37	25	25
IntelSat Corp., 9.000%, 06/15/16, Callable 06/15/11 @ 104.50 (d)	15	16
NTL Cable PLC, 8.750%, 04/15/14, Callable 04/15/09 @ 104.38	15	16
Qwest Corp., 8.875%, 03/15/12	15	17
Verizon Communications, Inc., 5.550%, 02/15/16	40	40
Vodafone Group PLC, 5.500%, 06/15/11	70	69
Windstream Corp., 8.625%, 08/01/16, Callable 08/01/11 @104.31 (d)	15	16

		320

Total Corporate Bonds (Cost $2,374)		2,376

Foreign Government Bonds (1.3%)
Argentina (0.1%)
Republic of Argentina, 8.280%, 12/31/33	6	6

Brazil (0.7%)
Republic of Brazil, 7.875%, 03/07/15	30	33
Republic of Brazil, 8.250%, 01/20/34	40	48

		81

Mexico (0.1%)
United Mexican States, Ser A, 7.500%, 04/08/33	10	12

Panama (0.1%)
Republic of Panama, 7.125%, 01/29/26	10	11

Peru (0.1%)
Republic of Peru, 8.750%, 11/21/33	5	7

Philippines (0.2%)
Republic of Philippines, 8.875%, 03/17/15	10	12
Republic of Philippines, 9.500%, 02/02/30	5	7

		19

Total Foreign Government Bonds (Cost $134)		136

U.S. Government Agency Mortgages (22.1%)
Fannie Mae (8.4%)
5.131%, 01/01/36 (e)	261	261
5.416%, 04/01/36 (e)	127	127
5.500%, 04/01/36	207	204
5.362%, 05/01/36 (e)	122	123
5.370%, 05/01/36 (e)	171	171

		886

Freddie Mac (12.4%)
6.000%, 08/01/36	287	289
6.000%, 08/01/36	151	152
6.500%, 08/01/36	292	298
6.500%, 08/01/36	267	272
5.500%, 09/01/36	311	306

		1,317

Government National Mortgage Association (1.3%)
6.000%, 07/20/36	137	139

Total U.S. Government Agency Mortgages (Cost $2,333)		2,342

U.S. Government Agency Securities (24.1%)
Fannie Mae (15.9%)
4.500%, 10/15/08 (b)	800	793
5.000%, 10/15/11	450	451
5.250%, 09/15/16 (b)	425	433

		1,677

Freddie Mac (8.2%)
3.625%, 02/15/08	650	639
6.750%, 03/15/31	190	230

		869

Total U.S. Government Agency Securities (Cost $2,550)		2,546

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC VARIABLE TRUST December 31, 2006 (Amounts in thousands, except Shares)
Investment Grade Bond Fund—concluded

	Shares or
	Principal
	Amount($)	Value($)

U.S. Treasury Obligations(21.1%)
U.S. Treasury Bonds (6.0%)
4.500%, 02/15/36 (b)	665	632

U.S. Treasury Notes (15.1%)
3.375%, 12/15/08	55	54
3.500%, 8/15/09 (b)	255	247
4.625%, 11/15/09	20	20
4.250%, 10/15/10	35	34
4.250%, 01/15/11	310	305
4.875%, 04/30/11	50	50
4.625%, 10/31/11	180	179
4.500%, 11/30/11 (b)	690	684
4.250%, 08/15/13	15	15
4.625%, 11/15/16	20	20

		1,608

Total U.S. Treasury Obligations (Cost $2,233)		2,240

Short-Term Investment (20.7%)
CSFB Enhanced Liquidity Portfolio, 5.471% (c)	2,195,840	2,196

Total Short-Term Investment (Cost $2,196)		2,196

Money Market (0.3%)
STI Classic Institutional Cash Management Money Market Fund, 5.160% (f)	27,399	27

Total Money Market (Cost $27)		27

Total Investments (Cost $12,646) (a) – 119.6%		12,664
Liabilities in excess of other assets – (19.6)%		(2,072)

Net Assets – 100.0%		$10,592

(a)	Cost for federal income tax purposes is $12,673 (amount in thousands). Unrealized appreciation/(depreciation) on a tax basis is as follows

(amounts in thousands):

Unrealized Appreciation	$31
Unrealized Depreciation	$(40)

Unrealized Appreciation (Depreciation)	$(9)

(b)	This security or a partial position of the security was on loan at December 31, 2006. The total value of securities on loan at December 31, 2006 in thousands was $2,132.

(c)	This security was purchased with cash collateral held from securities lending.

(d)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees. (e) Variable rate security. Rate presented represents rate in effect at December 31, 2006. Maturity date represents actual maturity date.

(f)	Affiliate Investment.
Cl – Class
CDX – Credit Default Swap
LLC – Limited Liability Company
LP – Limited Partnership
PLC – Public Limited Company
REIT – Real Estate Investment Trust
Ser – Series
Credit Default Swap Agreements

					Unrealized
		Notional	Fixed	Expiration	Appreciation
Underlying Instrument	Counterparty	Amount ($)	Rate (%)	Date	(Depreciation) ($)
Dow Jones CDX Indices; Series 7	Citibank N.A.	195,000	0.40	12/20/11	(1)

Brunswick Corp.	Merrill Lynch	(20,000)	0.67	12/20/11	—
Campbell Soup Co.	Citibank N.A.	(20,000)	0.15	12/20/11	—
H.J. Heinz Co.	Citibank N.A.	(20,000)	0.36	12/20/11	—
IStar Financial, Inc.	Citibank N.A.	(20,000)	0.45	12/20/11	—
Lennar Corp.	Citibank N.A.	(20,000)	0.71	12/20/11	—
Nordstrom, Inc.	Citibank N.A.	(20,000)	0.24	12/20/11	—
Nucor Corp.	Citibank N.A.	(20,000)	0.18	12/20/11	—
Quest Diagnostics, Inc.	Merrill Lynch	(20,000)	0.42	12/20/11	—
Sprint Nextel Corp.	Citibank N.A.	(20,000)	0.60	12/20/11	—
Weyerhaueser Co.	Citibank N.A.	(20,000)	0.59	12/20/11	—

					(1)

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC VARIABLE TRUST December 31, 2006 (Amounts in thousands, except Shares)
Large Cap Relative Value Fund

	Shares	Value($)

Common Stocks (92.7%)
Consumer Discretionary (7.5%)
Abercrombie & Fitch Co., Cl A (b)	1,800	125
Advance Auto Parts, Inc.	3,500	124
CBS Corp., Cl B	6,000	187
Lowe’s Cos., Inc.	2,500	78
NIKE, Inc., Cl B	1,375	136
Target Corp.	1,400	80
Time Warner, Inc.	10,600	232
Walt Disney Co. (The)	4,000	137

		1,099

Consumer Staples (12.6%)
Anheuser-Busch Cos., Inc.	3,000	148
Archer Daniels Midland Co.	6,000	191
Cadbury Schweppes PLC ADR	3,200	137
ConAgra Foods, Inc.	6,300	170
CVS Corp.	5,500	170
Diageo PLC ADR	2,000	159
General Mills, Inc.	3,000	173
PepsiCo, Inc.	2,000	125
Procter & Gamble Co. (The)	2,300	148
Unilever PLC ADR	5,200	145
Wal-Mart Stores, Inc.	3,100	143
Wm. Wrigley Jr. Co.	2,500	129

		1,838

Energy (9.6%)
Baker Hughes, Inc.	2,800	209
Cameron International Corp. *	2,700	143
Chevron Corp.	4,500	330
ConocoPhillips	4,500	324
CONSOL Energy, Inc.	5,000	161
Exxon Mobil Corp.	3,000	230

		1,397

Financials (21.3%)
American International Group, Inc.	2,100	150
Ameriprise Financial, Inc.	3,900	213
Bank of America Corp.	5,000	267
Berkshire Hathaway, Inc., Cl B *	50	183
Capital One Financial Corp.	2,050	157
Cincinnati Financial Corp.	3,100	140
CIT Group, Inc.	3,000	167
Citigroup, Inc.	5,300	296
Genworth Financial, Inc., Cl A	5,000	171
Goldman Sachs Group, Inc. (The)	340	68
Morgan Stanley	2,000	163
Principal Financial Group, Inc.	3,500	205
SLM Corp.	2,750	134
State Street Corp.	1,950	132
U.S. Bancorp	4,400	159
UBS AG ADR	3,000	181
Wachovia Corp.	2,300	131
Wells Fargo & Co.	5,000	178

		3,095

Health Care (11.0%)
Abbott Laboratories	3,800	185
Amgen, Inc. *	2,000	137
Becton, Dickinson & Co.	2,100	147
Boston Scientific Corp. *	12,000	206
Bristol-Myers Squibb Co.	4,500	118
Eli Lilly & Co.	4,000	208
Johnson & Johnson	1,850	122
Medtronic, Inc.	4,000	214
Pfizer, Inc.	10,000	260

		1,597

Industrials (8.7%)
3M Co.	1,950	152
Dover Corp.	3,500	172
Emerson Electric Co.	3,000	132
Equifax, Inc.	559	23
General Electric Co.	7,000	260
Goodrich Corp.	4,500	205
Ingersoll-Rand Co. Ltd., Cl A	4,000	157
R.R. Donnelley & Sons Co.	4,900	174

		1,275

Information Technology (12.5%)
Accenture Ltd., Cl A	7,000	259
Agilent Technologies, Inc. *	4,000	139
Applied Materials, Inc.	10,000	185
Cisco Systems, Inc. *	6,700	183
First Data Corp.	5,700	145
Fiserv, Inc. *	2,600	136
Intel Corp.	10,000	203
Microsoft Corp.	4,500	134
Nokia Corp. ADR	9,000	183
Texas Instruments, Inc.	3,800	109
Verigy Ltd. *	489	9
Western Union Co.	6,200	139

		1,824

Materials (4.0%)
E.I. du Pont de Nemours & Co. (b)	3,000	146
Huntsman Corp. *	8,000	152
Praxair, Inc.	2,100	125
Sonoco Products Co.	4,300	163

		586

Telecommunication Services (2.9%)
ALLTEL Corp.	3,200	194
BellSouth Corp.	3,500	165
Vodafone Group PLC ADR	2,500	69

		428

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC VARIABLE TRUST December 31, 2006 (Amounts in thousands, except Shares)
Large Cap Relative Value Fund—concluded

	Shares	Value($)

Utilities (2.6%)
Edison International	3,500	159
Entergy Corp.	1,025	95
Exelon Corp.	2,000	124

		378

Total Common Stocks (Cost $10,902)		13,517

Short-Term Investment (1.8%)
CSFB Enhanced Liquidity Portfolio, 5.471% (c)	267,700	268

Total Short-Term Investment (Cost $268)		268

Money Market (6.5%)
STI Classic Institutional Cash Management Money Market Fund, 5.160% (d)	947,955	948

Total Money Market (Cost $948)		948

Total Investments (Cost $12,118) (a) – 101.0%		14,733
Liabilities in excess of other assets – (1.0)%		(152)

Net Assets – 100.0%		$14,581

*	Non-income producing security.

(a)	Cost for federal income tax purposes is $12,142 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$2,807
Unrealized Depreciation	(216)

Unrealized Appreciation (Depreciation)	$2,591

(b)	This security or a partial position of the security was on loan at December 31, 2006. The total value of securities on loan at December 31, 2006 in thousands was $260.

(c)	This security was purchased with cash collateral held from securities lending.

(d)	Affiliate Investment.
ADR – American Depositary Receipt
Cl – Class
PLC – Public Limited Company
See Notes to Financial Statements.

SCHEDULES OF PROTFOLIO INVESTMENTS
STI CLASSIC VARIABLE TRUST December 31, 2006 (Amounts in thousands, except Shares)
Large Cap Value Equity Fund

	Shares	Value($)

Common Stocks (96.2%)
Consumer Discretionary (8.6%)
Advance Auto Parts, Inc.	8,445	300
Borders Group, Inc.	12,794	286
Circuit City Stores, Inc.	15,600	296
Dollar General Corp. (b)	12,200	196
Foot Locker, Inc.	13,400	294
H&R Block, Inc.	12,007	277
Leggett & Platt, Inc.	12,750	305
OSI Restaurant Partners, Inc.	4,801	188
Standard-Pacific Corp.	7,700	206
Target Corp.	5,150	294
Time Warner, Inc.	15,100	329
Williams-Sonoma, Inc.	9,200	289

		3,260

Consumer Staples (7.4%)
Colgate-Palmolive Co.	10,300	672
Hershey Co. (The) (b)	7,700	383
PepsiCo, Inc.	12,850	804
Procter & Gamble Co. (The)	11,750	755
Sara Lee Corp.	11,150	190

		2,804

Energy (9.1%)
Chevron Corp.	11,550	849
ConocoPhillips	11,600	835
Exxon Mobil Corp.	15,000	1,150
Marathon Oil Corp.	4,050	375
Rowan Cos., Inc.	6,150	204

		3,413

Financials (27.5%)
American International Group, Inc.	9,450	677
Aon Corp.	5,250	186
Astoria Financial Corp.	6,350	192
Bank of America Corp.	17,900	956
Bank of New York Co., Inc. (The)	4,771	188
BB&T Corp.	4,350	191
Bear Stearns Cos., Inc. (The)	2,250	366
CIT Group, Inc.	6,750	376
Citigroup, Inc.	21,341	1,188
Colonial BancGroup, Inc. (The)	15,500	399
Genworth Financial, Inc., Cl A	16,900	578
Hartford Financial Services Group, Inc. (The)	4,350	406
Huntington Bancshares, Inc.	8,200	195
JPMorgan Chase & Co.	15,945	770
Lincoln National Corp.	2,950	196
Merrill Lynch & Co., Inc.	4,050	377
Morgan Stanley	4,421	360
Northern Trust Corp.	5,250	319
U.S. Bancorp	17,450	632
Wachovia Corp.	14,500	826
Washington Mutual, Inc.	17,700	805
XL Capital Ltd., Cl A	2,700	194

		10,377

Health Care (7.5%)
Cooper Cos., Inc. (The)	4,200	187
Health Management Associates, Inc., Cl A	13,750	290
Johnson & Johnson	11,950	789
Omnicare, Inc.	7,600	294
Pfizer, Inc.	26,650	690
Wyeth	11,600	591

		2,841

Industrials (13.7%)
3M Co.	5,250	409
Caterpillar, Inc.	4,400	270
Con-way, Inc.	4,900	216
Emerson Electric Co.	7,054	311
General Electric Co.	28,650	1,065
Hubbell, Inc., Cl B	4,200	190
Illinois Tool Works, Inc.	12,150	561
ITT Industries, Inc.	7,547	429
MSC Industrial Direct Co., Inc., Cl A	4,800	188
Oshkosh Truck Corp.	5,050	245
Pentair, Inc.	7,500	236
R.R. Donnelley & Sons Co.	9,100	323
Southwest Airlines Co.	11,950	183
Union Pacific Corp.	3,300	304
Wabtec Corp.	7,650	232

		5,162

Information Technology (4.8%)
Analog Devices, Inc.	11,200	368
First Data Corp.	7,800	199
Harris Corp.	7,147	328
Jack Henry & Associates, Inc.	8,315	178
Maxim Integrated Products, Inc.	12,000	367
Tektronix, Inc.	7,050	206
Western Union Co.	7,500	168

		1,814

Materials (4.5%)
Alcoa, Inc.	8,250	248
Dow Chemical Co. (The)	7,200	288
E.I. du Pont de Nemours & Co.	7,750	377
Martin Marietta Materials, Inc.	1,800	187
Praxair, Inc.	5,700	338
Weyerhaeuser Co.	3,500	247

		1,685

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC VARIABLE TRUST December 31, 2006 (Amounts in thousands, except Shares)
Large Cap Value Equity Fund—concluded

	Shares	Value($)

Telecommunication Services (6.4%)
ALLTEL Corp.	10,518	635
AT&T, Inc. (b)	17,250	617
Sprint Nextel Corp.	16,900	319
Verizon Communications, Inc.	15,890	592
Windstream Corp.	16,773	239

		2,402

Utilities (6.7%)
Dominion Resources, Inc. (b)	5,539	464
Duke Energy Corp.	12,974	431
Entergy Corp.	4,400	406
PPL Corp.	11,691	419
Public Service Enterprise Group, Inc.	6,100	405
Questar Corp.	4,750	394

		2,519

Total Common Stocks (Cost $30,443)		36,277

Short-Term Investment (4.1%)
CSFB Enhanced Liquidity Portfolio, 5.471% (c)	1,527,500	1,528

Total Short-Term Investment (Cost $1,528)		1,528

Money Market (3.7%)
STI Classic Institutional Cash Management Money Market Fund, 5.160% (d)	1,410,185	1,410

Total Money Market (Cost $1,410)		1,410

Total Investments (Cost $33,381) (a) — 104.0%		39,215
Liabilities in excess of other assets — (4.0)%		(1,521)

Net Assets — 100.0%		$37,694

(a)	Cost for federal income tax purposes is $33,407 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$5,979
Unrealized Depreciation	(171)

Unrealized Appreciation (Depreciation)	$5,808

(b)	This security or a partial position of the security was on loan at December 31, 2006. The total value of securities on loan at December 31, 2006 in thousands was $1,492.

(c)	This security was purchased with cash collateral held from securities lending.

(d)	Affiliate Investment.
Cl — Class
See Notes to Financial Statements

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC VARIABLE TRUST December 31, 2006 (Amounts in thousands, except Shares)
Mid-Cap Equity Fund

	Shares	Value($)

Common Stocks (97.6%)
Consumer Discretionary (16.7%)
Abercrombie & Fitch Co., Cl A	1,980	137
American Eagle Outfitters, Inc.	4,089	128
CBS Corp., Cl B	3,597	112
DIRECTV Group, Inc. (The) *	4,475	112
Hilton Hotels Corp.	4,730	164
International Game Technology	2,851	132
J.C. Penney Co., Inc.	1,742	134
KB HOME (b)	1,996	102
Limited Brands, Inc.	4,618	134
Liz Claiborne, Inc.	2,848	124
Mattel, Inc.	5,702	129
Men’s Wearhouse, Inc. (The)	2,420	93
Mohawk Industries, Inc. * (b)	1,371	103
Newell Rubbermaid, Inc.	4,460	129
Nordstrom, Inc.	2,367	117
Office Depot, Inc. *	2,398	92
Omnicom Group, Inc.	1,222	128
Whirlpool Corp.	1,154	96

		2,166

Consumer Staples (6.0%)
Church & Dwight Co., Inc.	1,863	79
Del Monte Foods Co.	9,348	103
General Mills, Inc.	2,137	123
J. M. Smucker Co. (The)	2,758	135
Kroger Co. (The)	4,961	114
Pepsi Bottling Group, Inc. (The)	4,006	124
Reynolds American, Inc. (b)	1,560	102

		780

Energy (6.9%)
Cameron International Corp. *	2,616	139
Chesapeake Energy Corp.	3,093	90
Diamond Offshore Drilling, Inc. (b)	1,508	121
Noble Energy, Inc.	3,027	149
Peabody Energy Corp.	2,230	90
Pogo Producing Co.	2,026	98
Tesoro Corp.	1,724	113
Tidewater, Inc.	2,051	99

		899

Financials (21.5%)
AMB Property Corp. REIT	1,841	108
Ambac Financial Group, Inc.	1,345	120
American Financial Group, Inc.	3,221	116
Ameriprise Financial, Inc.	2,314	126
Apartment Investment & Management Co., Cl A REIT	1,977	111
Arch Capital Group Ltd. *	1,090	74
Archstone-Smith Trust REIT	1,870	109
Assurant, Inc.	1,980	109
BankUnited Financial Corp., Cl A	3,162	88
Bear Stearns Cos., Inc. (The)	501	82
CB Richard Ellis Group, Inc., Cl A *	2,909	97
CIT Group, Inc.	2,343	131
Downey Financial Corp. (b)	996	72
Entertainment Properties Trust REIT	1,545	90
Everest Re Group Ltd.	691	68
Fidelity National Title Group, Inc., Cl A	150	4
First Marblehead Corp. (The) (b)	1,225	67
HCC Insurance Holdings, Inc.	3,630	116
IndyMac Bancorp, Inc.	1,810	82
Jones Lang LaSalle, Inc.	1,208	111
MGIC Investment Corp. (b)	2,463	153
PMI Group, Inc. (The)	3,304	155
ProLogis REIT	2,157	131
Raymond James Financial, Inc.	1,912	58
Security Capital Assurance Ltd.	2,602	72
SL Green Realty Corp. REIT	1,067	142
Taubman Centers, Inc.	2,284	116
Transatlantic Holdings, Inc.	1,331	83

		2,791

Health Care (9.1%)
Applera Corp.-Applied Biosystems Group	3,437	126
Becton, Dickinson & Co.	1,619	114
Celgene Corp. *	1,709	98
Dade Behring Holdings, Inc.	2,320	92
Henry Schein, Inc. *	1,933	95
Laboratory Corp. of America Holdings (b)*	1,721	126
Millipore Corp. *	1,683	112
Thermo Electron Corp. *	3,288	149
Universal Health Services, Inc., Cl B	2,132	118
WellCare Health Plans, Inc. *	2,227	154

		1,184

Industrials (10.2%)
Alaska Air Group, Inc. *	2,413	95
Copart, Inc. *	4,205	126
Covanta Holding Corp. * (b)	5,880	130
CSX Corp.	2,839	98
Curtiss-Wright Corp.	2,898	107
Eaton Corp.	1,426	107
Ingersoll-Rand Co. Ltd., Cl A	3,344	132
L-3 Communications Holdings, Inc.	1,179	96
Lennox International, Inc.	4,403	136
PACCAR, Inc.	1,901	123
Sotheby’s	3,303	102
Toro Co. (The)	1,661	77

		1,329

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC VARIABLE TRUST December 31, 2006 (Amounts in thousands, except Shares)
Mid-Cap Equity Fund—concluded

	Shares	Value($)

Information Technology (12.2%)
Acxiom Corp. (b)	4,089	105
AVX Corp.	4,163	62
BMC Software, Inc. * (b)	3,177	102
Cadence Design Systems, Inc. *	6,049	108
Electronic Data Systems Corp.	4,305	119
Lexmark International, Inc., Cl A *	1,679	123
LSI Logic Corp. *	9,659	87
McAfee, Inc. *	1,840	52
MEMC Electronic Materials, Inc. *	1,465	57
National Semiconductor Corp.	2,703	61
NCR Corp. *	2,212	95
Novellus Systems, Inc. * (b)	2,988	103
Sabre Holdings Corp., Cl A	3,487	111
Sybase, Inc. *	2,895	72
Teradyne, Inc. *	5,358	80
Total System Services, Inc.	3,703	98
Vishay Intertechnology, Inc. *	7,191	97
Xerox Corp. *	3,327	56

		1,588

Materials (5.0%)
Albemarle Corp.	1,197	86
FMC Corp.	1,392	107
Freeport-McMoRan Copper & Gold, Inc., Cl B	1,543	86
Lyondell Chemical Co.	3,678	94
Sonoco Products Co.	3,351	127
Steel Dynamics, Inc.	2,134	69
Temple-Inland, Inc.	50	2
United States Steel Corp.	1,169	86

		657

Telecommunication Services (1.8%)
Qwest Communications International, Inc.* (b)	14,520	122
Telephone & Data Systems, Inc.	2,067	112

		234

Utilities (8.2%)
Alliant Energy Corp.	3,432	130
American Electric Power Co., Inc.	3,803	162
Edison International	3,300	150
MDU Resources Group, Inc.	4,509	116
OGE Energy Corp.	3,525	141
PG&E Corp.	3,642	171
Pinnacle West Capital Corp.	2,145	109
Xcel Energy, Inc.	4,030	93

		1,072

Total Common Stocks (Cost $11,070)		12,700

Short-Term Investment (9.3%)
CSFB Enhanced Liquidity Portfolio, 5.471% (c)	1,214,527	1,215

Total Short-Term Investment (Cost $1,215)		1,215

Money Market (2.3%)
STI Classic Institutional Cash Management Money Market Fund, 5.160% (d)	305,260	305

Total Money Market (Cost $305)		305

Total Investments (Cost $12,590) (a) – 109.2%		14,220
Liabilities in excess of other assets – (9.2)%		(1,194)

Net Assets – 100.0%		$13,026

*	Non-income producing security.

(a)	Cost for federal income tax purposes is $12,647 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$1,659
Unrealized Depreciation	(86)

Unrealized Appreciation (Depreciation)	$1,573

(b)	This security or a partial position of the security was on loan at December 31, 2006. The total value of securities on loan at December 31, 2006 in thousands was $1,172.

(c)	This security was purchased with cash collateral held from securities lending.

(d)	Affiliate Investment.
Cl – Class
REIT – Real Estate Investment Trust
See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC VARIABLE TRUST December 31, 2006 (Amounts in thousands, except Shares)
Small Cap Value Equity Fund

	Shares	Value($)

Common Stocks (94.2%)
Consumer Discretionary (12.2%)
Asbury Automotive Group, Inc.	7,000	165
Bassett Furniture Industries, Inc.	5,600	92
Borders Group, Inc.	5,900	132
BorgWarner, Inc.	2,500	148
CKE Restaurants, Inc.	12,600	231
Cobra Electronics Corp.	9,300	89
Cooper Tire & Rubber Co. (b)	11,900	170
Courier Corp.	3,100	121
Group 1 Automotive, Inc. (b)	3,800	197
Harte-Hanks, Inc.	5,200	144
International Speedway Corp., Cl A	148	8
Lithia Motors, Inc.	7,100	204
Makita Corp. ADR	6,452	201
Movado Group, Inc.	11,800	341
Stanley Furniture Co., Inc.	1,800	39
Tuesday Morning Corp. (b)	13,529	209
World Wrestling Entertainment, Inc.	10,900	178

		2,669

Consumer Staples (4.3%)
Church & Dwight Co., Inc.	8,550	364
Flowers Foods, Inc.	8,700	235
Gruma SA ADR	2,000	29
Inter Parfums, Inc.	5,300	102
Longs Drug Stores Corp.	5,300	225

		955

Energy (4.4%)
CARBO Ceramics, Inc. (b)	5,800	217
CHC Helicopter Corp., Cl A	20,000	422
Tidewater, Inc. (b)	3,100	150
Ultrapar Participacoes SA ADR (b)	7,700	177

		966

Financials (15.6%)
Bank of Hawaii Corp.	5,300	286
Banner Corp.	2,700	120
Capital Corp. of the West	1,700	55
City National Corp.	2,200	157
Desert Community Bank	2,400	43
Federal Agricultural Mortgage Corp., Cl A	2,011	55
First Republic Bank	8,000	313
Glacier Bancorp, Inc.	8,883	217
HCC Insurance Holdings, Inc.	5,400	173
Horizon Financial Corp.	7,620	183
Hub International Ltd.	13,600	426
International Bancshares Corp.	3,300	102
Jones Lang LaSalle, Inc.	3,200	295
National Interstate Corp.	451	11
OneBeacon Insurance Group Ltd. *	8,500	238
StanCorp Financial Group, Inc.	5,600	252
UCBH Holdings, Inc.	10,500	184
Washington Federal, Inc.	5,565	131
West Coast Bancorp	5,176	179

		3,420

Health Care (9.4%)
Cooper Cos., Inc. (The)	20,600	917
PerkinElmer, Inc.	10,000	222
Perrigo Co.	12,400	215
STERIS Corp.	28,500	717

		2,071

Industrials (32.2%)
A.O. Smith Corp.	1,500	56
AAON, Inc.	509	13
ADESA, Inc.	6,546	182
American Ecology Corp.	6,500	120
Baldor Electric Co.	6,800	227
BlueLinx Holdings, Inc.	6,800	71
Donaldson Co., Inc.	7,500	260
DRS Technologies, Inc.	1,096	58
Forward Air Corp.	9,402	272
GATX Corp.	21,700	940
Gol Linhas Aereas Inteligentes SA ADR (b)	6,956	199
Graco, Inc.	13,900	551
Greenbrier Cos., Inc. (The) (b)	6,000	180
Grupo Aeroportuario del Pacifico SA de CV ADR	17,300	678
Heartland Express, Inc.	11,366	171
Herman Miller, Inc.	8,800	320
IDEX Corp.	3,600	171
Lennox International, Inc.	8,914	273
LSI Industries, Inc.	6,262	124
McGrath Rentcorp	7,400	227
Mueller Water Products, Inc. * (b)	9,419	140
Multi-Color Corp.	4,700	154
Oshkosh Truck Corp.	2,800	136
Portec Rail Products, Inc.	4,086	41
Quixote Corp.	8,781	173
Seaspan Corp.	8,645	200
Supreme Industries, Inc., Cl A	2,600	17
Titan International, Inc. (b)	9,000	181
United Industrial Corp. (b)	4,100	208
UTI Worldwide, Inc.	4,500	135
Wabtec Corp.	14,700	447
Walter Industries, Inc. (b)	5,700	154

		7,079

See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC VARIABLE TRUST December 31, 2006 (Amounts in thousands, except Shares)
Small Cap Value Equity Fund—concluded

	Shares	Value($)

Information Technology (6.1%)
Black Box Corp.	4,000	168
Cohu, Inc.	10,100	204
Harris Corp.	4,954	227
Jack Henry & Associates, Inc.	7,500	161
Keithley Instruments, Inc.	6,800	89
Nam Tai Electronics, Inc.	10,100	153
Tektronix, Inc.	11,700	341

		1,343

Materials (7.6%)
Aber Diamond Corp.	3,916	144
Agnico-Eagle Mines Ltd.	4,900	202
Airgas, Inc.	12,000	486
AMCOL International Corp.	5,400	150
Foundation Coal Holdings, Inc.	6,700	213
Myers Industries, Inc.	3,500	55
RPM International, Inc.	12,400	259
Valspar Corp. (The)	6,300	174

		1,683

Utilities (2.4%)
Companhia de Saneamento Basico do Estado de Sao Paulo ADR	9,200	311
PNM Resources, Inc.	7,200	224

		535

Total Common Stocks (Cost $16,571)		20,721

Short-Term Investment (8.6%)
CSFB Enhanced Liquidity Portfolio, 5.471% (c)	1,886,912	1,887

Total Short-Term Investment (Cost $1,887)		1,887

Money Market (4.8%)
STI Classic Institutional Cash Management Money Market Fund, 5.160% (d)	1,055,750	1,056

Total Money Market (Cost $1,056)		1,056

Total Investments (Cost $19,514) (a) – 107.6%		23,664
Liabilities in excess of other assets – (7.6)%		(1,662)

Net Assets - 100.0%		$22,002

*	Non-income producing security.

(a)	Cost for federal income tax purposes is $19,565 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

Unrealized Appreciation	$4,720
Unrealized Depreciation	(621)

Unrealized Appreciation (Depreciation)	$4,099

(b)	This security or a partial position of the security was on loan at December 31, 2006. The total value of securities on loan at December 31, 2006 in thousands was $1,824.

(c)	This security was purchased with cash collateral held from securities lending.

(d)	Affiliate Investment.
ADR – American Depositary Receipt
Cl – Class
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
STI CLASSIC VARIABLE TRUST December 31, 2006 (Amounts in thousands)

				Large Cap	Large Cap		Small Cap
	Capital	International	Investment	Relative	Value	Mid–Cap	Value
	Appreciation	Equity	Grade	Value	Equity	Equity	Equity
	Fund	Fund	Bond Fund	Fund	Fund	Fund	Fund
Assets:
Investments, at Cost	$36,921	$4,276	$12,646	$12,118	$33,381	$12,590	$19,514

Investments, at Value *	$43,256	$6,113	$12,637	$13,785	$37,805	$13,915	$22,608
Investment in Affiliates, at Value (Cost $—, $—, $27, $948, $1,410 $305, $1,056, respectively)	—	—	27	948	1,410	305	1,056

Total Investments	43,256	6,113	12,664	14,733	39,215	14,220	23,664

Cash	174	—	—	—	2	—	—
Foreign Currency, at Value (Cost $88)	—	89	—	—	—	—	—
Interest and Dividends Receivable	40	6	115	20	53	21	40
Receivable for Capital Shares Issued	9	12	43	34	20	1	7
Receivable for Investment Securities Sold	—	—	55	97	—	155	227
Reclaims Receivable	—	2	—	—	—	—	—

Total Assets	43,479	6,222	12,877	14,884	39,290	14,397	23,938

Liabilities:
Payable to Custodian	—	14	—	—	—	—	—
Income Distributions Payable	—	—	43	—	—	—	—
Payable for Investment Securities Purchased	—	12	24	8	—	129	—
Payable for Capital Shares Redeemed	7	—	1	1	2	1	1
Unrealized Depreciation on Credit Default Swap Agreements (Proceeds $—)	—	—	1	—	—	—	—
Payable upon Return of Securities Loaned	3,330	100	2,196	268	1,528	1,215	1,887
Investment Advisory Fees Payable	14	6	4	3	10	2	18
Administration Fees Payable	1	—	—	—	1	—	—
Custodian Fees Payable	2	24	2	1	3	6	3
Accrued Expenses	54	12	14	22	52	18	27

Total Liabilities	3,408	168	2,285	303	1,596	1,371	1,936

Total Net Assets	$40,071	$6,054	$10,592	$14,581	$37,694	$13,026	$22,002

Net Assets Consist of:
Capital	$31,570	$5,532	$10,804	$11,096	$34,526	$9,739	$13,372
Undistributed (Distribution in Excess of) Net Investment Income	148	(2)	114	17	75	22	74
Accumulated Net Realized Gains (Losses) on Investments and Foreign Currency Transactions	2,018	(1,313)	(344)	853	(2,741)	1,635	4,406
Net Unrealized Appreciation on Investments, Swaps and Foreign Currency Transactions	6,335	1,837	18	2,615	5,834	1,630	4,150

Total Net Assets:	$40,071	$6,054	$10,592	$14,581	$37,694	$13,026	$22,002

Shares Outstanding (unlimited number of shares authorized, no par value):	2,370	404	1,043	1,106	2,136	947	1,361
Net Asset Value, Offering and Redemption Price Per Share:	$16.91	$14.98	$10.15	$13.18	$17.65	$13.75	$16.16

*	Includes securities on loan of $3,222, $97, $2,132, $260, $1,492, $1,172 and $1,824, respectively.

Amounts designated as “—” are $0 or have been rounded to $0.
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
STI CLASSIC VARIABLE TRUST For the Year Ended December 31, 2006 (Amounts in thousands)

				Large Cap	Large Cap		Small Cap
	Capital	International	Investment	Relative	Value	Mid-Cap	Value
	Appreciation	Equity	Grade	Value	Equity	Equity	Equity
	Fund	Fund	Bond Fund	Fund	Fund	Fund	Fund
Investment Income:
Dividend Income	$592	$140	$9	$275	$875	$199	$347
Dividend Income from Affiliated Investment Companies	—	—	2	8	27	9	12
Interest Income	—	5	577	—	—	—	—
Income from Securities Lending	12	2	15	1	5	3	8
Less: Foreign Taxes Withheld	—	(13)	—	—	—	—	—

Total Investment Income	604	134	603	284	907	211	367

Expenses:
Investment Advisory Fees	420	61	60	105	302	141	255
Administration and Fund Accounting Fees	11	1	3	3	10	4	6
Compliance Services Fees	1	—	—	—	1	—	—
Custodian Fees	5	88	5	4	11	20	11
Professional Fees	40	6	11	13	37	13	19
Insurance Fees	1	—	—	—	1	—	—
Printing Fees	72	9	12	24	58	24	24
Trustees’ Fees	1	—	—	—	1	—	—
Other Expenses	2	34	5	3	—	4	3

Total Expenses	553	199	96	152	421	206	318
Less: Investment Advisory Fees Waived or Fees Reimbursed	(68)	(130)	(19)	(28)	(63)	(43)	(52)

Net Expenses	485	69	77	124	358	163	266

Net Investment Income	119	65	526	160	549	48	101

Realized and Unrealized Gain (Loss) on Investments, Swaps and Foreign Currency Transactions:
Net Realized Gain (Loss) on Investments Sold and Foreign Currency Transactions	2,175	791	(50)	885	4,513	1,662	4,588
Net Change in Unrealized Appreciation (Depreciation) on Investments, Swaps and Foreign Currency Transactions	2,039	340	6	892	2,576	(306)	(1,467)

Net Realized and Unrealized Gain (Loss) on Investments, Swaps and Foreign Currency Transactions	4,214	1,131	(44)	1,777	7,089	1,356	3,121

Change in Net Assets from Operations	$4,333	$1,196	$482	$1,937	$7,638	$1,404	$3,222

Amounts designated as “—” are $0 or have been rounded to $0.
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
STI CLASSIC VARIABLE TRUST For the Years Ended December 31, (Amounts in thousands)

	Capital Appreciation		International		Investment Grade
	Fund		Equity Fund		Bond Fund
	2006	2005	2006	2005	2006	2005
Operations:
Net Investment Income	$119	$68	$65	$72	$526	$565
Net Realized Gain (Loss) on Investments Sold and Foreign Currency Transactions	2,175	2,488	791	835	(50)	6
Net Change in Unrealized Appreciation (Depreciation) on Investments, Swaps and Foreign Currency Transactions	2,039	(3,188)	340	(257)	6	(233)

Change in Net Assets from Operations	4,333	(632)	1,196	650	482	338

Dividends and Distributions to Shareholders:
Net Investment Income	(120)	(68)	(66)	(133)	(473)	(592)
Net Realized Gains	(2,422)	—	—	—	—	—
Return of Capital	—	—	—	—	(51)	—

Total Dividends and Distributions	(2,542)	(68)	(66)	(133)	(524)	(592)

Capital Transactions:
Proceeds from Shares Issued	3,217	6,219	1,354	330	494	933
Dividends Reinvested	2,542	68	66	133	572	596
Cost of Shares Redeemed	(13,786)	(14,142)	(1,816)	(1,903)	(3,862)	(4,892)

Change in Net Assets from Capital Transactions	(8,027)	(7,855)	(396)	(1,440)	(2,796)	(3,363)

Change in Net Assets	(6,236)	(8,555)	734	(923)	(2,838)	(3,617)

Net Assets:
Beginning of Period	46,307	54,862	5,320	6,243	13,430	17,047

End of Period	$40,071	$46,307	$6,054	$5,320	$10,592	$13,430

Undistributed (Distributions in Excess of) Net Investment Income, End of Period	$148	$6	$(2)	$(18)	$114	$1

Share Transactions:
Issued	194	391	99	30	49	91
Reinvested	161	4	5	12	57	58
Redeemed	(835)	(887)	(136)	(170)	(384)	(477)

Change in Shares	(480)	(492)	(32)	(128)	(278)	(328)

Amounts designated as “—” are either $0 or have been rounded to $0.

See Notes to Financial Statements.	36

STATEMENTS OF CHANGES IN NET ASSETS
STI CLASSIC VARIABLE TRUST For the Years Ended December 31, (Amounts in thousands)

	Large Cap Relative		Large Cap Value		Mid-Cap		Small Cap Value
	Value Fund		Equity Fund		Equity Fund		Equity Fund
	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net Investment Income	$160	$113	$549	$661	$48	$70	$101	$126
Net Realized Gain on Investments Sold	885	1,129	4,513	4,556	1,662	3,519	4,588	4,925
Net Change in Unrealized Appreciation (Depreciation) on Investments, Swaps and Foreign Currency Transactions	892	(214)	2,576	(3,746)	(306)	(1,540)	(1,467)	(1,854)

Change in Net Assets from Operations	1,937	1,028	7,638	1,471	1,404	2,049	3,222	3,197

Dividends and Distributions to Shareholders:
Net Investment Income	(157)	(110)	(534)	(662)	(54)	(68)	(93)	(125)
Net Realized Gains	(877)	—	—	—	(1,012)	—	(5,051)	(3,009)

Total Dividends and Distributions	(1,034)	(110)	(534)	(662)	(1,066)	(68)	(5,144)	(3,134)

Capital Transactions:
Proceeds from Shares Issued	3,400	1,769	4,540	2,872	642	1,034	3,897	5,765
Dividends Reinvested	1,034	110	534	662	1,066	68	5,144	3,134
Cost of Shares Redeemed	(2,908)	(2,089)	(12,512)	(13,328)	(4,056)	(4,429)	(5,387)	(14,652)

Change in Net Assets from Capital Transactions	1,526	(210)	(7,438)	(9,794)	(2,348)	(3,327)	3,654	(5,753)

Change in Net Assets	2,429	708	(334)	(8,985)	(2,010)	(1,346)	1,732	(5,690)

Net Assets:
Beginning of Period	12,152	11,444	38,028	47,013	15,036	16,382	20,270	25,960

End of Period	$14,581	$12,152	$37,694	$38,028	$13,026	$15,036	$22,002	$20,270

Undistributed Net Investment Income, (End of Period)	$17	$4	$75	$—	$22	$8	$74	$14

Share Transactions:
Issued	265	151	280	201	46	82	207	321
Reinvested	85	9	33	46	83	5	339	179
Redeemed	(227)	(177)	(778)	(930)	(295)	(354)	(296)	(805)

Change in Shares	123	(17)	(465)	(683)	(166)	(267)	250	(305)

Amounts designated as “—” are either $0 or have been rounded to $0.

37	See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS
STI CLASSIC VARIABLE TRUST Selected Data For a Share of Beneficial Interest Outstanding Throughout Each Year

						Dividends
		Net		Net Realized		from	Distributions		Total
		Investment		and Unrealized		Net Invest-	from	Distributions	Dividends	Net Asset					Ratio of Expenses to Average Net Asset
	Net Asset Value,	Income		Gains (Losses)	Total From	ment	Realized	from Return of	and	Value, End	Total	Net Assets,	Ratio of Net Expenses to	Ratio of Net Investment Income	(Excluding Waivers, Reimbursements	Portfolio
	Beginning of Year	(Loss)		on Investments	Operations	Income	Capital Gains	Capital	Distributions	of Year	Return	End of Year (000)	Average Net Assets	(Loss) to AverageNet Assets	and Expense Offset)	Turnover Rate
Capital Appreciation Fund
Year Ended December 31, 2006	$16.25	$0.05		$1.64	$1.69	$(0.05)	$(0.98)	$—	$(1.03)	$16.91	10.83%	$40,071	1.12%	0.28%	1.28%	82%
Year Ended December 31, 2005	16.42	0.02		(0.17)	(0.15)	(0.02)	—	—	(0.02)	16.25	(0.90)	46,307	1.13	0.14	1.22	80
Year Ended December 31, 2004	15.41	0.03		1.01	1.04	(0.03)	—	—	(0.03)	16.42	6.75	54,862	1.15	0.19	1.43	79
Year Ended December 31, 2003	13.01	(0.03	)(a)	2.43	2.40	—	—	—	—	15.41	18.45	59,367	1.15	(0.21)	1.50	91
Year Ended December 31, 2002	17.48	(0.07)		(3.74)	(3.81)	—	(0.66)	—	(0.66)	13.01	(21.89)	56,718	1.15	(0.41)	1.46	67

International Equity Fund
Year Ended December 31, 2006	12.19	0.16		2.80	2.96	(0.17)	—	—	(0.17)	14.98	24.48	6,054	1.30	1.22	3.73	67
Year Ended December 31, 2005	11.06	0.15	(a)	1.27	1.42	(0.29)	—	—	(0.29)	12.19	12.96	5,320	1.47	1.30	4.97	57
Year Ended December 31, 2004	9.43	0.11		1.69	1.80	(0.17)	—	—	(0.17)	11.06	19.35	6,243	1.60	0.74	3.89	65
Year Ended December 31, 2003	6.92	0.07	(a)	2.50	2.57	(0.06)	—	—	(0.06)	9.43	37.31	6,920	1.60	0.99	3.91	75
Year Ended December 31, 2002	8.55	0.02		(1.61)	(1.59)	—	(0.04)	—	(0.04)	6.92	(18.58) *	6,230	1.60	0.27	2.59	115

Investment Grade Bond Fund
Year Ended December 31, 2006	10.16	0.44		(0.01)	0.43	(0.40)	—	(0.04)	(0.44)	10.15	4.35	10,592	0.65	4.36	0.81	222
Year Ended December 31, 2005	10.34	0.39		(0.17)	0.22	(0.40)	—	—	(0.40)	10.16	2.18	13,430	0.70	3.70	0.88	223
Year Ended December 31, 2004 (b)	10.27	0.36		0.06	0.42	(0.35)	—	—	(0.35)	10.34	4.16	17,047	0.75	3.52	1.19	197
Year Ended December 31, 2003	10.29	0.34	(a)	0.02	0.36	(0.38)	—	—	(0.38)	10.27	3.51	20,316	0.75	3.66	1.25	147
Year Ended December 31, 2002	10.05	0.44		0.28	0.72	(0.48)	—	—	(0.48)	10.29	7.40	23,126	0.75	4.33	1.28	144

Large Cap Relative Value Fund
Year Ended December 31, 2006	12.37	0.17		1.73	1.90	(0.16)	(0.93)	—	(1.09)	13.18	16.19	14,581	1.00	1.29	1.23	47
Year Ended December 31, 2005	11.45	0.11		0.92	1.03	(0.11)	—	—	(0.11)	12.37	9.03	12,152	1.06	0.97	1.11	47
Year Ended December 31, 2004	10.10	0.09	(a)	1.35	1.44	(0.09)	—	—	(0.09)	11.45	14.30	11,444	1.18	0.87	1.53	44
Year Ended December 31, 2003	8.05	0.08	(a)	2.04	2.12	(0.07)	—	—	(0.07)	10.10	26.49	9,198	1.20	0.92	2.20	22
Year Ended December 31, 2002	10.21	0.06		(2.16)	(2.10)	(0.06)	—	—	(0.06)	8.05	(20.59)	4,354	1.20	6.80	2.56	51

Large Cap Value Equity Fund
Year Ended December 31, 2006	14.62	0.24		3.02	3.26	(0.23)	—	—	(0.23)	17.65	22.46	37,694	0.95	1.46	1.12	91
Year Ended December 31, 2005	14.32	0.23		0.30	0.53	(0.23)	—	—	(0.23)	14.62	3.75	38,028	0.93	1.58	0.95	100
Year Ended December 31, 2004	12.60	0.19		1.72	1.91	(0.19)	—	—	(0.19)	14.32	15.29	47,013	0.95	1.43	1.11	85
Year Ended December 31, 2003	10.39	0.17	(a)	2.21	2.38	(0.17)	—	—	(0.17)	12.60	23.12	45,484	0.95	1.52	1.19	54
Year Ended December 31, 2002	12.70	0.16		(2.31)	(2.15)	(0.16)**	—	—	(0.16)**	10.39	(16.98)	43,899	0.95	1.37	1.13	50

Mid-Cap Equity Fund
Year Ended December 31, 2006	13.51	0.04		1.32	1.36	(0.05)	(1.07)	—	(1.12)	13.75	10.72	13,026	1.15	0.34	1.46	181
Year Ended December 31, 2005	11.87	0.07		1.63	1.70	(0.06)	—	—	(0.06)	13.51	14.32	15,036	1.15	0.50	1.36	115
Year Ended December 31, 2004	10.23	0.08		1.63	1.71	(0.07)	—	—	(0.07)	11.87	16.82	16,382	1.15	0.71	1.65	79
Year Ended December 31, 2003	7.93	0.05	(a)	2.30	2.35	(0.05)	—	—	(0.05)	10.23	29.72	16,182	1.15	0.60	1.84	182
Year Ended December 31, 2002	11.09	(0.04)		(3.11)	(3.15)	—	(0.01)	—	(0.01)	7.93	(28.45)	13,962	1.15	(0.32)	1.72	90

Small Cap Value Equity Fund
Year Ended December 31, 2006	18.24	0.09		2.52	2.61	(0.08)	(4.61)	—	(4.69)	16.16	16.10	22,002	1.20	0.46	1.44	74
Year Ended December 31, 2005	18.33	0.08		2.00	2.08	(0.08)	(2.09)	—	(2.17)	18.24	11.90	20,270	1.20	0.47	1.34	57
Year Ended December 31, 2004	14.80	0.05	(a)	3.52	3.57	(0.04)	—	—	(0.04)	18.33	24.19	25,960	1.20	0.33	1.57	52
Year Ended December 31, 2003	10.75	0.07	(a)	4.05	4.12	(0.07)	—	—	(0.07)	14.80	38.44	20,381	1.20	0.56	1.79	27
Year Ended December 31, 2002	10.94	0.06		(0.19)	(0.13)	(0.06)	—	—	(0.06)	10.75	(1.20)	15,286	1.20	0.55	1.79	17

*	Total return would have been (18.70)% without the payment by affiliate. During the fiscal year ended December 31, 2002, the Fund was reimbursed by the Investment Adviser for losses incurred of $5,807 due to the sale of shares in several registered investment companies which were inadvertently purchased in excess of the amount permitted under applicable Securities and Exchange Commission rules.

**	Includes Return of Capital of $0.0049 per share.

(a)	Amounts calculated using the average shares method.

(b)	Effective January 1, 2004, the Fund adopted a change in the amortization and accretion methodology on fixed income securities. The cumulative effect of this change in methodology on December 31, 2004 was to increase net investment income to average net assets from 3.40% to 3.52%; to increase net investment income per share from $0.35 to $0.36; and, to decrease net realized and unrealized gains (losses) per share from $0.07 to $0.06. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

39	See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
STI CLASSIC VARIABLE TRUST December 31, 2006
1.	Organization

The STI Classic Variable Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated April 18, 1995. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company offering seven funds as of December 31, 2006. The financial statements presented herein are those of the Capital Appreciation Fund, the International Equity Fund, the Investment Grade Bond Fund, the Large Cap Relative Value Fund, the Large Cap Value Equity Fund, the Mid-Cap Equity Fund, and the Small Cap Value Equity Fund (each a “Fund” and collectively the “Funds”). The Trust is authorized to issue an unlimited number of shares without par value. Shareholders have no preemptive rights. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Sales of shares of the Funds may only be made to separate accounts of various life insurance companies and certain qualified benefit plans. The Funds’ prospectus provides a description of each Fund’s investment objectives, policies and strategies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. The actual results could differ from these estimates.
Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sale price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time), as provided by an independent pricing service approved by the Funds’ Board of Trustees (the “Board”). If a security price cannot be obtained from an independent, third-party pricing agent, the Funds’ accounting agent will seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Pricing and Valuation Procedures established by the Board. The Funds’ Pricing and Valuation Procedures are performed and monitored by a Valuation Committee (the “Committee”) designated by the Board. Some of the more common reasons which may necessitate that a security be valued using Pricing and Valuation Procedures include, but are not limited to: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Pricing and Valuation Procedures, the Committee determines the value after taking into consideration relevant information reasonably available to the Committee.

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC VARIABLE TRUST December 31, 2006
For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it shall immediately notify the Funds’ accounting agent and may preauthorize the Funds’ accounting agent to utilize a pricing service authorized by the Board (a “Fair Value Pricing Service”) that has been designed to determine a fair value. On a day when a Fair Value Pricing Service is so utilized pursuant to a preauthorization, the Committee need not meet. If the adviser does not preauthorize the Funds’ accounting agent to utilize a Fair Value Pricing Service, the adviser will request that a Committee meeting be called. In addition, the Funds’ accounting agent monitors price movements among certain selected indices, securities and/or groups of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index exceed levels established by the Funds (“Trigger Points”), the Funds may use a systematic valuation model provided by an independent third party to fair value their international equity securities.

Security Transactions and Investment Income — During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes amortization or accretion of a premium or discount. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion or amortization of purchase discounts or premiums during the respective holding period. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars on the following basis: (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Forward Foreign Currency Contracts — The International Equity Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for Federal income tax purposes. As of December 31, 2006, the International Equity Fund did not have open foreign currency contracts.

Securities Lending — Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board. These loans may not exceed either (i) 50% of the sum of the market value of all securities of the Fund and the market value of the loan collateral or (ii) 33.33% of the total market value of all securities of the Fund. No Fund will lend portfolio securities to its investment adviser or its affiliates unless it has applied for and received specific authority to do so from the Securities and Exchange Commission. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities. The value of the collateral is at least 100% of the market value of the securities loaned, or in the case of the Investment Grade Bond Fund, the initial value of the collateral is at least 102% of the market value of the securities loaned and 100% thereafter. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC VARIABLE TRUST December 31, 2006
amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

A fee will be obtained from the borrower if letters of credit or U.S. government securities are used as collateral. Cash collateral received in connection with securities lending is invested in the CSFB Enhanced Liquidity Portfolio (the “Portfolio”). This investment consists of money market instruments including money market mutual funds registered under the 1940 Act, commercial paper, repurchase agreements, U.S. Treasury Bills and U.S. agency obligations. At December 31, 2006, the Portfolio was invested in repurchase agreements, asset backed securities and corporate bonds (with interest rates ranging from 5.353% to 5.580% and maturity dates ranging from 01/02/07 to 02/25/21).

The Funds paid security lending fees during the year ended December 31, 2006, which have been netted against Income from Securities Lending on the Statements of Operations. These fees are presented below:

Fees ($)
Capital Appreciation Fund	2,173
International Equity Fund	431
Investment Grade Bond Fund	2,627
Large Cap Relative Value Fund	187
Large Cap Value Equity Fund	969
Mid-Cap Equity Fund	507
Small Cap Value Equity Fund	1,341
Swap Agreements — The Investment Grade Bond Fund may enter into swap agreements, which are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties to perform. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Until a swap agreement is settled in cash, the gain or loss on the notional amount plus income on the instruments, less the interest paid by the Fund on the notional amount, is recorded as “unrealized appreciation or depreciation on swap agreements” and, when cash is exchanged, the gain or loss realized is recorded as “realized gains or losses on swap agreements”. The Fund’s current obligations under swap agreements (offset against any amounts owing to the Fund) will be accrued daily and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash or other assets deemed to be liquid with the Fund’s custodian. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

Credit default swap (“CDS”) agreements are a specific kind of counterparty agreement designed to transfer the third party credit risk between parties. One party in the CDS is a lender and faces credit risk from a third party, while the counterparty in the CDS agrees to insure this risk in exchange for regular periodic payments (essentially an insurance premium). If the third party defaults, the party providing insurance will have to purchase from the insured party the defaulted asset.
42

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC VARIABLE TRUST December 31, 2006
Compensating Balances — If a Fund has a cash overdraft in excess of $100,000 it is required to deposit an amount equal to 110% of the overdraft in a compensating balance with its custodian, SunTrust Bank, a wholly-owned subsidiary of SunTrust Banks, Inc., on the following business day. If a Fund has a positive cash balance in excess of $100,000 it is allowed to overdraw an amount equal to 90% of the balance from SunTrust Bank on the following business day. All such deposits to, and overdrafts from, the compensating balance account are non-interest bearing and are for a duration of one business day. This does not apply to the International Equity Fund.

Expenses — Expenses that are directly related to a specific Fund are charged to that Fund. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets or another appropriate basis.

Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid each calendar quarter for all Funds except for the International Equity Fund, which distributes income annually, and the Investment Grade Bond Fund, which distributes daily and pays monthly. Any net realized capital gains on sales of securities are distributed to shareholders at least annually. However, to the extent that net realized capital gains can be offset by capital loss carryovers, such gains will not be distributed.

New Accounting Pronouncements — In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

During July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required as of the semi-annual financial reporting date which occurs during the fiscal year beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements.
3.	Agreements and Other Transactions with Affiliates

Investment Advisory Agreement — The Trust and Trusco Capital Management, Inc. (the “Investment Adviser”), a wholly-owned subsidiary of SunTrust Banks, Inc., have entered into advisory agreements.

Under the terms of the agreements, the Funds are charged the following annual advisory fees, which are computed daily and paid monthly based upon average daily net assets. Breakpoints are used in computing the overall annual advisory fee. The full fee is charged on average daily net assets of each Fund up to $500 million. A discount of 5% applies on the next $500 million, a discount of 10% applies on amounts over $1 billion. Fee rates for the year ended December 31, 2006 were as follows:

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC VARIABLE TRUST December 31, 2006

	Maximum		Advisory Fees
	Annual	Overall Annual	Waived or	Net Annual
	Advisory Fee (%)	Advisory Fee (%)	Reimbursed (%)	Fees Paid (%)

Capital Appreciation Fund	0.97	0.97	0.16	0.81
International Equity Fund	1.15	1.15	2.43	—
Investment Grade Bond Fund	0.50	0.50	0.16	0.34
Large Cap Relative Value Fund	0.85	0.85	0.23	0.62
Large Cap Value Equity Fund	0.80	0.80	0.17	0.63
Mid-Cap Equity Fund	1.00	1.00	0.31	0.69
Small Cap Value Equity Fund	1.15	1.15	0.24	0.91
The Investment Adviser has contractually agreed, until August 1, 2007, to waive fees and/or reimburse each Fund to the extent necessary to maintain each Fund’s Total Operating Expenses as noted below:

Total Operating
Expenses (%)
Capital Appreciation Fund	1.12
International Equity Fund	1.30
Investment Grade Bond Fund	0.65
Large Cap Relative Value Fund	1.00
Large Cap Value Equity Fund	0.95
Mid-Cap Equity Fund	1.15
Small Cap Value Equity Fund	1.20
The Investment Adviser may retain the difference between the Total Operating Expenses and the actual total expense ratio to recapture any of its prior waivers or reimbursements, until May 1, 2009. Such repayments shall be made monthly, but only to the extent that such repayments would not cause the annualized total expense ratio to exceed the limits on Total Operating Expenses in place at that time. During the year ended December 31, 2006, the Funds did not make any fee repayments to the Investment Adviser. As of December 31, 2006, the fee repayments that may potentially be made to the Investment Adviser are as follows (in thousands):

Amount ($)
Capital Appreciation Fund	70
International Equity Fund	226
Investment Grade Bond Fund	25
Large Cap Relative Value Fund	34
Large Cap Value Equity Fund	67
Mid-Cap Equity Fund	53
Small Cap Value Equity Fund	71
Administration, Fund Accounting and Transfer Agency Agreement — The Trust and STI Classic Funds are parties to a Master Services Agreement with BISYS Fund Services Ohio, Inc. (the “Administrator”), under which the Administrator provides administrative, fund accounting transfer agent and shareholder services for an annual fee (expressed as a percentage of the combined average daily net assets of the Trust and STI Classic Funds) of: 0.0275% up to $25 billion, 0.0225% on the next $5 billion and 0.0175% for over $30 billion, plus an additional class fee of $2,714 per class annually, applicable to each additional class of shares over 145 classes of shares.
The Master Services Agreement provides for the Administrator to pay certain insurance premiums for the Trust and STI Classic Funds, including $300,000 toward the premium for Directors and Officers Liability / Errors and Omissions insurance coverage, and $25,000 toward the premium for Fidelity Bond coverage. The Administrator has agreed, under the terms of the Master Services Agreement, to pay certain legal expenses for the benefit of the Trust and the STI Classic Funds relating to administrative service matters. The Master Services Agreement further provides for the Administrator to waive a portion of its fees for the benefit of shareholders. Such payments and fee waivers are expected to total approximately $400,000 to $650,000 annually, and will not be recouped by the Administrator in subsequent years.

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC VARIABLE TRUST December 31, 2006
Distribution Agreement — The Trust and BISYS Fund Services Limited Partnership (the “Distributor”) are parties to a Distribution Services Agreement. The Distributor receives no fees for its distribution services under this agreement.

Custodian Agreements — SunTrust Bank acts as Custodian for the Funds except for the International Equity Fund, which has appointed Brown Brothers Harriman & Co. as Custodian. The Funds pay custody fees on the basis of net assets and transaction costs.

Other — Certain officers of the Trust are also officers of the Investment Adviser, the Administrator, and/or the Distributor. Such officers receive no fees from the Trust for serving as officers of the Trust. Each of the trustees receives an annual retainer fee and an additional fee for each meeting attended plus reimbursement for certain expenses incurred. Trustees receive an additional fee for attendance at committee meetings. The current retainer and meeting fees are as follows:

	Chairman ($)	Trustee ($)
Annual Retainer	55,000	44,000
Regular Meeting Fee	10,000	8,000
Special Meeting Fee	5,000	4,000
Committee Meeting Fee	4,500	3,000
The Trust approved a deferred compensation plan for its trustees, to become effective during 2007. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust, and the value of such deferred amounts is determined by reference to the change in value of Class I Shares of one of more series of the STI Classic Funds as specified by the Trustee. Benefits under the deferred compensation plan are payable upon retirement.

The Investment Adviser provides services to the Trust and the STI Classic Funds to ensure compliance with applicable laws and regulations. The Investment Adviser has designated a dedicated compliance staff and an employee to serve as Chief Compliance Officer. The Investment Adviser receives an annual fee totaling $475,000 for these services. In addition, the Administrator provides an employee and staff to assist the Chief Compliance Officer for the Trust, including providing certain related services, and receives an annual fee of $156,750 for providing these services. The fees above are allocated across the assets of the Trust and the STI Classic Funds. For the year ended December 31, 2006, the total amount paid by the Trust related to trustees and compliance services was $5,227.
4. Risks
The International Equity Fund invests in securities of foreign issuers in various countries. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers, including governments, in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The Investment Grade Bond Fund invests primarily in fixed income securities rated investment grade by at least one national securities rating agency or unrated securities that the Investment Adviser believes are of comparable quality. Changes by recognized rating agencies in the ratings of any fixed income security or in the ability of an issuer to make payments of interest and principal may affect the value of these investments.

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC VARIABLE TRUST December 31, 2006
5. Investment Transactions
The cost of purchases and the proceeds from sales and maturities of securities, excluding short-term investments and U.S. Government securities, for the year ended December 31, 2006 were as follows (in thousands):

		Sales and
	Purchases ($)	Maturities ($)
Capital Appreciation Fund	35,224	45,603
International Equity Fund	3,487	3,795
Investment Grade Bond Fund	25,530	28,156
Large Cap Relative Value Fund	5,793	6,162
Large Cap Value Equity Fund	33,270	41,934
Mid-Cap Equity Fund	24,804	28,237
Small Cap Value Equity Fund	15,886	18,221
The cost of purchases and proceeds from sales and maturities of long-term government securities for the Investment Grade Bond Fund during the year ended December 31, 2006, in thousands, were $21,399 and $24,123, respectively.
6. Federal Tax Policies and Information
It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with each applicable country’s tax rules and rates.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e., foreign currency transactions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

At December 31, 2006, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were different from amounts reported for financial reporting purposes generally due to losses on wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for securities held by the Funds at December 31, 2006 are presented on each Fund’s Schedule of Portfolio Investments.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2006 was as follows (in thousands):

	Distributions Paid From			Total
	Net Investment	Net Long Term	Return of	Distributions
	Income($)	Capital Gains($)	Capital($)	Paid($)*
Capital Appreciation Fund	645	1,897	—	2,542
International Equity Fund	66	—	—	66
Investment Grade Bond Fund	478	—	51	529
Large Cap Relative Value Fund	157	877	—	1,034
Large Cap Value Equity Fund	534	—	—	534
Mid-Cap Equity Fund	54	1,012	—	1,066
Small Cap Value Equity Fund	766	4,378	—	5,144

*	Total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes, dividends are recognized when paid.

NOTES TO FINANCIAL STATEMENTS (continued)
STI CLASSIC VARIABLE TRUST December 31, 2006
The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2005 was as follows (in thousands):

	Distributions Paid From		Total
	Net Investment	Net Long Term	Distributions
	Income($)	Capital Gains($)	Paid($)*
Capital Appreciation Fund	68	—	68
International Equity Fund	133	—	133
Investment Grade Bond Fund	592	—	592
Large Cap Relative Value Fund	110	—	110
Large Cap Value Equity Fund	662	—	662
Mid-Cap Equity Fund	68	—	68
Small Cap Value Equity Fund	591	2,543	3,134

*	Total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes, dividends are recognized when paid.
Amounts designated as “—” are either $0 or have been rounded to $0.

As of December 31, 2006 the components of accumulated earnings (deficit) on a tax basis were as follows (in thousands):

							Total
	Undistributed				Accumulated	Unrealized	Accumulated
	Ordinary	Long Term	Accumulated	Distributions	Capital and	Appreciation/	Earnings/
	Income($)	Capital Gains($)	Earnings($)	Payable($)	Other Losses($)**	(Depreciation)($)***	(Deficit)($)
Capital Appreciation Fund	312	1,740	2,052	—	—	6,301	8,353
International Equity Fund	12	—	12	—	(1,254)	1,758	516
Investment Grade Bond Fund	—	—	—	(43)	(315)	(9)	(367)
Large Cap Relative Value Fund	220	668	888	—	(4)	2,591	3,475
Large Cap Value Equity Fund	—	—	—	—	(2,716)	5,808	3,092
Mid-Cap Equity Fund	166	1,518	1,684	—	—	1,573	3,257
Small Cap Value Equity Fund	1,017	3,441	4,458	—	—	4,099	8,557

**	As of the latest tax year end of December 31, 2006, the following Funds had net capital loss carryovers to offset future net capital gains, if any, to the extent provided by the Treasury regulations (in thousands). To the extent that these carryovers are used to offset future gains, it is probable that the gains so offset will not be distributed to shareholders:

	Expires
	2009($)	2010($)	2011($)	2014($)
International Equity Fund	—	757	497	—
Investment Grade Bond Fund	29	189	—	97
Large Cap Value Equity Fund	—	284	2,432	—
During the year ended December 31, 2006, the International Equity Fund and Large Cap Value Equity Fund utilized $728 and $4,518 in capital loss carry forwards, respectively, in thousands. Net Capital Losses incurred after October 31, and within the taxable year, are deemed to arise of the first business day of the Funds’ next taxable year. The Large Cap Relative Value Fund has incurred and will elect to defer $4, in thousands, in capital losses.

***	The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies and the return of capital adjustments from real estate investment trusts.

Amounts designated as “—” are either $0 or have been rounded to $0.
7. Subsequent Events
The Board of Trustees has approved, upon recommendation from the Investment Adviser, to liquidate the International Equity Fund and the Investment Grade Bond Fund effective on or about May 1, 2007.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
STI CLASSIC VARIABLE TRUST December 31, 2006
To the Shareholders and Board of Trustees of
STI Classic Variable Trust
In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Appreciation Fund, International Equity Fund, Investment Grade Bond Fund, Large Cap Relative Value Fund, Large Cap Value Equity Fund, Mid-Cap Equity Fund, and Small Cap Value Equity Fund (constituting STI Classic Variable Trust, hereafter referred to as the “Trust”) at December 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 21, 2007

OTHER FEDERAL TAX INFORMATION
STI CLASSIC VARIABLE TRUST December 31, 2006
(Unaudited)
For corporate shareholders, the following percentages of the total ordinary income distributions paid by the Funds during the fiscal year ended December 31, 2006 qualify for the corporate dividends received deduction:

Dividend Received
Deduction (%)
Capital Appreciation Fund	100.00
Large Cap Relative Value Fund	62.64
Large Cap Value Equity Fund	100.00
Mid-Cap Equity Fund	75.84
Small Cap Value Equity Fund	53.46

TRUSTEES AND OFFICERS OF THE STI CLASSIC VARIABLE TRUST
STI CLASSIC VARIABLE TRUST December 31, 2006
(Unaudited)
Information pertaining to the trustees of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” Mr. Ridley is a trustee who may be deemed to be an “interested person” of the Trust.

					Number of
		Term of	Principal		Portfolios in the
	Position	Office and	Occupation(s)	Primary	STI Fund Complex	Other
Name, Address,	Held With	Length of	During the	State of	Overseen by	Directorships
Date of Birth	the Group	Time Served	Past 5 Years	Residency	Trustee	Held by Trustee

INTERESTED TRUSTEES*:

Clarence H. Ridley 3435 Stelzer Road Columbus, OH 43219 DOB 06/03/42	Trustee	Indefinite; since November 2001	Chairman, Haverty Furniture Companies; Partner, King and Spaulding LLP (law firm) (1977 to 2000)	Georgia	58	Crawford & Co.

INDEPENDENT TRUSTEES:

Jeffrey Biggar 3435 Stelzer Road Columbus, OH 43219 DOB 02/19/50	Trustee	Indefinite; since January 2007	Retired. CEO and Senior Managing Director, Sterling (National City Corp.) (2000-2006)	Ohio	58	None

F. Wendell Gooch 3435 Stelzer Road Columbus, OH 43219 DOB 12/03/32	Trustee	Indefinite; since May 1992	Retired	Indiana	58	SEI Family of Funds

Sidney E. Harris 3435 Stelzer Road Columbus, OH 43219 DOB 07/21/49	Trustee	Indefinite; since November 2004	Professor (since 1997) and Dean (1997-2004), J. Mack Robinson College of Business, Georgia State University	Georgia	58	ServiceMaster Com- pany; Total System Services, Inc.

Warren Y. Jobe 3435 Stelzer Road Columbus, OH 43219 DOB 11/12/40	Trustee	Indefinite; since November 2004	Retired. EVP, Georgia Power Company and SVP, Southern Company (1998-2001)	Georgia	58	WellPoint, Inc.; UniSource Energy Corp.; HomeBanc Corp.

Connie D. McDaniel 3435 Stelzer Road Columbus, OH 43219 DOB 04/10/58	Trustee	Indefinite; since May 2005	Vice President and Controller, The Coca-Cola Company	Georgia	58	None

James O. Robbins 3435 Stelzer Road Columbus, OH 43219 DOB 07/04/42	Trustee	Indefinite; since May 2000	Retired. President, CEO, Cox Communications, Inc. (1985-2005)	Florida	58	Bessemer Securities, Inc.; Cox Communications; Humana, Inc.; Providence Equity Partners, Inc.; St Paul’s School

Charles D. Winslow 3435 Stelzer Road Columbus, OH 43219 DOB 07/13/35	Trustee	Indefinite; since November 2004	Retired. Formerly Partner, Accenture (consulting)	Florida	58	None

*	Mr. Ridley may be deemed an Interested Trustee because of a material business relationship with the parent of the Investment Adviser.

TRUSTEES AND OFFICERS OF THE STI CLASSIC VARIABLE TRUST (continued)
STI CLASSIC VARIABLE TRUST December 31, 2006
(Unaudited)

Term of
Name, Address,	Position(s) Held	Office and Length	Principal Occupation(s)
Date of Birth	With the Group	of Time Served	During the Past 5 Years

OFFICERS:

R. Jeffrey Young 3435 Stelzer Road Columbus, OH 43219 DOB 08/22/64	President and Chief Executive Officer	One-year; since July 2004	Senior Vice President, Relationship Management, BISYS Fund Services (since 2002); Vice President, Client Services, BISYS Fund Services; (1997-2002)

Deborah A. Lamb 50 Hurt Plaza Suite 1400 Atlanta, GA 30303 DOB 10/02/52	Executive Vice President; Assistant Secretary; Chief Compliance Officer	One-year; since September 2004; since November 2003; since August 2004 (respectively)	Chief Compliance Officer, Managing Director, Trusco Capital Management, Inc. (since 2003); President, Investment Industry Consultants, LLC (2000-2003); Director of Compliace, INVESCO, Inc. (1995-2000)

Joel B. Engle 3435 Stelzer Road Columbus, OH 43219 DOB 10/31/65	Treasurer, Chief Financial Officer	One-year; since May 2006	Vice President, Fund Administration, BISYS Fund Services (since January 2007); Director, Fund Administration, BISYS Fund Services (2006); Small business owner/operator (retail) (2003-2006); Vice President, Fund Administration, BISYS Fund Services (1998-2003)

Cynthia J. Surprise 3435 Stelzer Road Columbus, OH 43219	Secretary and Chief Legal Officer	One-year; since February 2005	Senior Counsel, Legal Services, BISYS Fund Services (since 2004); Director and Counsel, Investors Bank & Trust Company (1999-2004)
DOB 07/08/46

Jennifer A. English 3435 Stelzer Road Columbus, OH 43219	Assistant Secretary	One-year; since November 2005	Assistant Counsel, Legal Services, BISYS Fund Services (since 2005); Assistant Counsel, PFPC, Inc. (2002-2005); Associate Legal Product Manager, Fidelity Investments (2001)
DOB 03/05/72

The Trust’s Statement of Additional Information includes additional information about the Trust’s trustees and officers. To request your free copy of the Statement of Additional Information, please call 1-888-STI-FUND.

ADDITIONAL INFORMATION
STI CLASSIC VARIABLE TRUST December 31, 2006
(Unaudited)
ANNUAL APPROVAL OF INVESTMENT ADVISORY AGGREEMENT
The continuance of the Trust’s investment advisory agreements with Trusco Capital Management, Inc. (the “Adviser”) must be specifically approved at least annually by (i) the vote of the Trustees or a vote of the shareholders of the Fund and (ii) the vote of a majority of the Trustees who are not parties to the agreements or “interested persons” of any party thereto (the “Independent Trustees”), as defined in the Investment Company Act 1940, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Trust’s agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers may submit to the Board, to help them decide whether to renew the agreements for another year.
In considering the renewal of the agreements this year, the Board requested and received material from the Adviser in preparation for a special meeting of the Board held on October 24, 2006, and requested and reviewed additional material from the Adviser in preparation for its quarterly meeting held on November 14, 2006, at which it specifically considered the renewal of the agreements. Such material included, among other things, information about: (a) the quality of the Adviser’s investment management and other services; (b) the Adviser’s investment management personnel; (c) the Adviser’s operations and financial condition; (d) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser charges the Fund compared with the fees it charges to comparable mutual funds or accounts; (f) the Fund’s overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser’s profitability from its Fund-related operations; (h) the Adviser’s compliance systems; (i) the Adviser’s policies and procedures for personal securities transactions; (j) the Adviser’s reputation, expertise and resources in domestic financial markets; and (k) the Fund’s performance compared with similar mutual funds. The Board also received a memorandum from Fund counsel regarding the responsibilities of the Trustees in connection with their consideration of the agreements.
At both meetings, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser’s fees and other aspects of the agreements. The Board also considered information presented by the Adviser and other service providers at meetings held throughout the year. The Trustees discussed the written materials, oral presentations, and any other information that the Board received, and considered the approval of the agreements in light of this information. As part of its consideration, the Board also reviewed a single consolidated form of advisory agreement representing the substance of both of the Trust’s existing agreements with the Adviser and considered whether to adopt the consolidated form of agreement going forward.
Based on the Board’s deliberations and evaluation of the information it received, the Board, including the Independent Trustees, approved the consolidated form of agreement and the selection of the Adviser and determined that the compensation under the agreement is fair and reasonable in light of the services to be performed. The Board considered the following specific factors, none of which was controlling, and made the following conclusions:
Nature, Extent, and Quality of Services
The Board received and considered information regarding the nature, extent, and quality of services to be provided to the Fund by the Adviser. In this regard, the Trustees evaluated, among other things, the Adviser’s personnel, experience, track record, and compliance program. The Board considered the background and experience of the Adviser’s senior management and the expertise of, and amount of attention expected to be given to the Fund by, its portfolio management teams. The Board reviewed the qualifications, backgrounds, and responsibilities of the portfolio managers responsible for the day-to-day management of the Fund. The Board also reviewed information pertaining to the Adviser’s organizational structure, senior management, investment operations, and other relevant information. The Board concluded that, within the context of its full deliberations, the nature, extent, and quality of the services to be provided to the Fund by the Adviser supported the approval of the agreement.

ADDITIONAL INFORMATION (continued)
STI CLASSIC VARIABLE TRUST December 31, 2006
(Unaudited)
Performance
The Board considered the investment performance of the Fund, including any periods of outperformance and underperformance, both on an absolute basis and a comparative basis to indices and other funds within the same investment categories. Specifically, the Board considered the Fund’s performance relative to its peer group and appropriate benchmarks in light of total return, yield, and market trends. As part of this review, the Board considered the composition of the peer group and selection criteria, as well as market risk and shareholder risk expectations. The Board considered the Adviser’s explanations regarding specific performance issues. The Board concluded that, within the context of its full deliberations, the performance of the Fund and the Adviser supported the approval of the agreement.
Fund Expenses
With respect to advisory fees, the Board considered the rate of compensation under the agreement and the Fund’s net operating expense ratio in comparison to those of comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in the Fund’s peer group. Finally, the Trustees considered the effect of the Adviser’s waiver and reimbursement of fees and expenses, where applicable, to prevent total expenses from exceeding a specified amount and that, due to these waivers and reimbursements, net operating expenses have been maintained at competitive levels. The Board concluded that, within the context of its full deliberations, the expenses of the Fund are reasonable and supported the approval of the agreement.
Profitability
The Board reviewed information about the profitability of the Fund to the Adviser and considered whether the level of profitability was reasonable and justified in light of the quality of the services rendered to the Fund and in comparison to other advisory firms. The Board concluded that, within the context of its full deliberations, the profitability of the Adviser is within the range the Board considered reasonable.
Economies of Scale
The Board considered the existence of economies of scale and whether they were passed along to Fund shareholders through a graduated advisory fee schedule or other means, including any fee and expense waivers and reimbursements by the Adviser. The Board concluded that, within the context of its full deliberations, the Fund obtains reasonable benefit from economies of scale.

ADDITIONAL INFORMATION (continued)
STI CLASSIC VARIABLE TRUST December 31, 2006
(Unaudited)
Expense Examples
As a Fund shareholder, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that separate account and contract expenses, fees and charges are not reflected.
These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 through December 31, 2006.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	07/01/06	12/31/06	07/01/06 - 12/31/06	07/01/06 - 12/31/06
Capital Appreciation Fund	$1,000.00	$1,103.10	$5.94	1.12%
International Equity Fund	1,000.00	1,131.60	6.98	1.30
Investment Grade Bond Fund	1,000.00	1,048.00	3.36	0.65
Large Cap Relative Value Fund	1,000.00	1,124.50	5.35	1.00
Large Cap Value Equity Fund	1,000.00	1,132.50	5.11	0.95
Mid-Cap Equity Fund	1,000.00	1,069.70	6.00	1.15
Small Cap Value Equity Fund	1,000.00	1,052.90	6.21	1.20

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.
Hypothetical Example
The table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	07/01/06	12/31/06	07/01/06 - 12/31/06	07/01/06 - 12/31/06
Capital Appreciation Fund	$1,000.00	$1,019.56	$5.70	1.12%
International Equity Fund	1,000.00	1,018.65	6.61	1.30
Investment Grade Bond Fund	1,000.00	1,021.93	3.31	0.65
Large Cap Relative Value Fund	1,000.00	1,020.16	5.09	1.00
Large Cap Value Equity Fund	1,000.00	1,020.42	4.84	0.95
Mid-Cap Equity Fund	1,000.00	1,019.41	5.85	1.15
Small Cap Value Equity Fund	1,000.00	1,019.16	6.11	1.20

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.

ADDITIONAL INFORMATION (continued)
STI CLASSIC VARIABLE TRUST December 31, 2006
(Unaudited)
Proxy Voting
Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-STI-FUND. The information is also included in the Funds’ Statement of Additional of Additional Information, which is available on the Funds’ website at www.sticlassicfunds. com, and on the Securities and Exchange Commission’s website at www.sec.gov.
Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds’ website at www.sticlassicfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.
Portfolio Holdings Information
The Funds file a complete list of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the Securities and Exchange Commission’s website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-800-SEC-0330.

Investment Adviser:
Trusco Capital Management, Inc.
This information must be preceded or
accompanied by a current prospectus for each Fund
described. An investor should consider the Fund’s
investment objectives, risks, charges and expenses
carefully before investing or sending money. This and
other important information about STI Classic Variable
Trust can be found in the Fund’s prospectus. For
additional information please call 1-888-STI-FUND, or
visit www.sticlassicfunds.com. Please read the
prospectus carefully before investing.
Distributor:
BISYS Fund Services Limited Partnership

Not FDIC Insured • No Bank Guarantee • May Lose Value

STI-AR-VT-1206
2/07

Item 2. Code of Ethics.
(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.
(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.
Item 3. Audit Committee Financial Expert.
3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
3(a)(2) The audit committee financial expert is Warren Y. Jobe, who is “independent” for purposes of this Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees: the aggregate fees billed for each of the last two fiscal years for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

	Current Year		Previous Year
(a)Audit Fees	$106,300		$100,200
(b)Audit-Related Fees	$11,700	(1)	$11,100	(1)

(1)	Services related to security count examinations under Rule 17f-2 of the Investment Company Act.

(c)Tax Fees	$0	$0
(d)All Other Fees	$0	$0
e(1) Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust’s Audit Committee Charter provides that the principal responsibilities of the Committee shall include approving audit and non-audit services an independent accounting firm provides to the Trust (and certain Trust service providers) as required by and in accordance with applicable law. The Committee is authorized to develop policies and procedures, in accordance with applicable law, that provide for the advance pre-approval of some or all audit and non-audit services. The Committee is further authorized to delegate its responsibility to pre-approve audit and non-audit services to one or more members of the Committee, in accordance with applicable law.
e(2) None of the services summarized in (b)-(d), above, were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g)

Current Year	Previous Year
$4,450,959 (1)	$3,790,463	(1)

(1)	Non-audit services relate principally to certain technical accounting advice on financial products of the Bank; Sarbanes-Oxley 404 implementation; review of certain registration statements and regulatory filings; issuance of comfort letters; and, tax compliance services to other entities controlled by SunTrust Banks, Inc.
(h) In regards to Item 4 (g), The audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable.

Item 6. Schedule of Investments.
Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.
(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.
(a)(3) Not applicable.
(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	STI Classic Variable Trust

By (Signature and Title)*	/s/ Joel B. Engle Treasurer

	Joel B. Engle	Treasurer
Date      March 1, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ R. Jeffrey Young	President

	R. Jeffrey Young	President
Date      March 1, 2007

By (Signature and Title)*	/s/ Joel B. Engle	Treasurer

	Joel B. Engle	Treasurer
Date      March 1, 2007

*	Print the name and title of each signing officer under his or her signature.